Cantor Fitzgerald Commodity Strategy Trust
Prospectus | April 1, 2026

Cantor Fitzgerald Commodity Strategy Trust:

●	Cantor Fitzgerald Commodity Return Strategy Fund

Class: A: CRSAX, C: CRSCX, I: CRSOX

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved these funds, nor have they passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Cantor Fitzgerald Commodity Strategy Trust is advised by O’Connor Alternative Investments, LLC.

Contents

Fund Summary	1
● Cantor Fitzgerald Commodity Return Strategy Fund	1
● Summary of other important information regarding Fund shares	8

The Fund in detail	9
● Goals and strategies	9
● Risk factors	11

Financial highlights	17

Meet the managers	21

More about the Fund	21
● The management firm	21
● Share valuation	22
● Distributions	23
● Taxes	23
● Statements and reports	25

Choosing a class of shares	25

Buying and selling shares	28

Shareholder services	33

Other policies	34

Other shareholder information	35

Other information	39
● About the distributor	39

Intermediary-specific sales charge waiver policies	41

i

Fund Summary

Cantor Fitzgerald Commodity Return Strategy Fund

Investment objective

The Cantor Fitzgerald Commodity Return Strategy Fund (the “Fund”) seeks total return.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial representative and in this Prospectus on page 35 under the heading “Other Shareholder Information—Classes of Shares and Sales Charges” and on page 41 under the heading “Intermediary-Specific Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 57 under the heading “Additional Purchase and Redemption Information.” You may pay other fees on purchases and sales of Class I shares of the Fund, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder fees (paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.59%	0.59%	0.59%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses[3]	0.26	0.26	0.26
Total annual fund operating expenses	1.10	1.85	0.85
Less: amount of fee limitations/expense reimbursements[4]	0.05	0.05	0.05
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05	1.80	0.80

[1]	Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

[2]	1.00% during the first year.

[3]	The Fund invests in Cantor Fitzgerald Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary as well as “Acquired fund fees and expenses,” which were less than 0.01% of the average net assets of the Fund.

[4]	Cantor Fitzgerald Commodity Strategy Trust (the “Trust”) and O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments”) have entered into a written contract limiting operating expenses to 1.05% of the Fund’s average daily net assets for Class A shares, 1.80% of the Fund’s average daily net assets for Class C shares and 0.80% of the Fund’s average daily net assets for Class I shares at least through February 28, 2028. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse O’Connor Alternative Investments for management fees previously waived and/or for expenses previously paid by O’Connor Alternative Investments, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by O’Connor Alternative Investments and the reimbursement does not cause the applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by O’Connor Alternative Investments or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2028.

1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the Fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	One year	Three years	Five years	Ten years
Class A (with or without redemption)	$577	$803	$1,048	$1,747
Class C (redemption at end of period)	$283	$577	$996	$2,165
Class C (no redemption)	$183	$577	$996	$2,165
Class I (with or without redemption)	$82	$266	$466	$1,044

Portfolio turnover

The computation of the Fund’s portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the Fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the Fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal investment strategies

The Fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (“BCOM Index”). Total return consists of capital appreciation and income. The Fund intends to invest its assets directly and indirectly in a combination of commodity-linked derivative instruments, including commodity-linked notes, futures, options and swap agreements, and fixed income securities. The Fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

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The Fund may invest up to 25% of its total assets in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The Fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

The Fund expects to engage in active and frequent trading of derivatives.

Principal risks of investing in the Fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the Fund are discussed below. The relative significance of each risk factor below may change over time, and you should review each risk factor carefully. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time.

The Fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the Fund’s portfolio may be significantly higher than 50% of the value of the investment. Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commodity exposure risks: The Fund’s and the Subsidiary’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Focus risk: The Fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the Fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the Fund is exposed to a significant extent to a particular commodity or subset of commodities, the Fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

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Derivatives risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives for leverage. The Fund’s use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as commodity exposure risks, correlation risk, credit risk, illiquidity risk, interest rate risk, leveraging risk and market risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts risk: The risks associated with the Fund’s use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Structured note risk: The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

Swap agreements risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Fixed income risk: The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Subsidiary risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by O’Connor Alternative Investments, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees (the “Board” or “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Board will consider any investment advisory services provided to the Subsidiary in connection with the Board’s annual consideration of the investment advisory agreement with O’Connor Alternative Investments (the “Investment Advisory Agreement”). The investment advisory agreement between the Subsidiary and O’Connor Alternative Investments will comply with Section 15 of the 1940 Act. The Fund’s Board approved the investment advisory agreement between the Subsidiary and O’Connor Alternative Investments and will consider its renewal on an annual basis.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

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Correlation risk: Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the Fund’s commodity-linked derivative investments may result in the Fund’s performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the Fund not participating in declines or increases in the BCOM Index that exceed the limits.

Credit risk: The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

Exposure risk: The risk associated with investments (such as derivatives) or practices that increase the amount of money the Fund could gain or lose on an investment.

●	Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

●	Speculative To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from commodity-linked notes or swap agreements and from writing uncovered call options are unlimited.

Illiquidity risk: Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument’s value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging risk: The Fund may invest in certain derivatives that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the Fund to lose more than the amount it invested in those instruments. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the Fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions-for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

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Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

Portfolio turnover risk: Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Tax risk: In order to qualify as a Regulated Investment Company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the Fund’s ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government securities risk: Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows you how performance of the Fund’s Class A shares has varied from year to year for up to 10 years. The table compares the Fund’s performance (before and after taxes) over time to that of a broad-based securities market index (i.e., a regulatory index). The Fund’s regulatory index is the Bloomberg US Aggregate Bond Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The table also compares the Fund’s performance to the BCOM Index, which is currently composed of futures contracts on 24 physical commodities. Prior to April 1, 2026, the Fund’s investment adviser was UBS Asset Management (Americas) LLC. Effective April 1, 2026, the Fund’s investment adviser changed from UBS Asset Management (Americas) LLC to O’Connor Alternative Investments. There were no changes to the Fund’s investment objective or investment strategies in connection with the change in the Fund’s investment adviser. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The Fund makes updated performance available at the Fund’s website (https://commodities.cantorassetmanagement.com/) or by calling Cantor Fitzgerald Commodity Strategy Trust at 855-922-6867.

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Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 25.49% (Q1, 2022)
Worst quarter: -22.16% (Q1, 2020)
Inception date: 12/30/04

Average annual total returns

Period ended	One year	Five years	Ten years
12/31/25:	2025	2021-2025	2016-2025
Class A Return before taxes	9.88%	9.26%	5.08%
Class A Return after taxes on distributions	7.77	4.27	2.47
Class A Return after taxes on distributions and sale of fund shares	5.81	4.91	2.76
Class C Return before taxes	13.46	9.46	4.78
Class I Return before taxes	15.65	10.57	5.86
Bloomberg Commodity Index Total Return (reflects no deductions for fees, expenses or taxes)	15.77	10.64	5.73
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.30	-0.36	2.01

●	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Portfolio management Investment manager: O’Connor Alternative Investments, LLC

Portfolio managers: The Commodities Management Team is responsible for the day-to-day management of the Fund. Christopher Burton, Portfolio Manager and Senior Managing Director, and Scott Ikuss, Portfolio Manager and Senior Vice President, are the portfolio managers of the team and have been managing the Fund since 2005 and 2023, respectively.

Other important information regarding fund shares For important information about purchase and sale of fund shares, tax information, and payments to broker-dealers and other financial representatives, please see the “Summary of Other Important Information Regarding Fund Shares” section on page 8 of this Prospectus.

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Summary of other important information regarding Fund shares

Purchase and sale of Fund shares

Eligible investors may purchase, redeem or exchange shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The Fund’s initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The Fund’s subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The Fund’s initial investment minimum for Class I generally is $250,000.

The Fund’s subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the Fund by phone (Cantor Fitzgerald Commodity Strategy Trust at 855-922-6867).

Tax information

The Fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to broker-dealers and other financial representatives

If you purchase shares of the Fund through a broker-dealer or other financial representative (such as a bank), the Fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial representative’s website for more information.

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The Fund in detail

Goals and strategies

The Fund seeks total return. Total return consists of capital appreciation and income. To pursue its objective, it invests directly and indirectly in a combination of commodity-linked derivative instruments, including commodity-linked notes, futures, options and swap agreements, and fixed income securities.

The Fund invests in commodity-linked derivative instruments, such as commodity-linked notes, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund intends to gain exposure to commodities markets by investing in the Subsidiary, which in turn invests in commodity-linked swap agreements and other commodity-linked derivative instruments, and by investing directly in commodity-linked structured notes. These investments will be linked to the Bloomberg Commodity Index Total Return (“BCOM Index”), other commodity indices or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The principal value of commodity-linked investments held by the Fund is expected to equal between 0% and 50% of the Fund’s net assets at the time of investment. The percentage may be higher or lower as the value of the BCOM Index changes. The remainder of the Fund’s assets (other than amounts invested in commodity-linked investments) is expected to consist predominantly of fixed income instruments.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by O’Connor Alternative Investments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, six energy commodities, two precious metals commodities, five industrial metals commodities, two livestock commodities, and nine agricultural commodities are represented in the index. The BCOM Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2%, as liquidity allows, or more than 15% of the index, and each related group of commodities (e.g., energy, precious metals, industrial metals, livestock or agriculture) represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index at the beginning of the year and different sectors may represent different proportions of the index. (A more detailed description of the BCOM Index is found in the Statement of Additional Information (“SAI”)). The Fund does not intend to invest in commodities directly or in instruments linked to individual commodity sectors.

The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, while the primary driver of the Fund’s returns is expected to be the change in value of the BCOM Index, the Fund is not an index Fund and may be exposed to particular commodities or subset of commodities to a greater or lesser extent than reflected in the BCOM Index. However, the Fund is designed to generally achieve positive performance relative to that of the BCOM Index, although there can be no guarantee that this positive performance will be achieved.

The Fund will not invest 25% or more of its total assets in instruments issued by companies in any one industry. However, 25% or more of its total assets may be indirectly exposed to industries in one or more of the three commodity sectors (currently, the energy, metal, and agricultural sectors) of the BCOM Index. In addition, the Fund can invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sector (which includes the banking, brokerage and insurance industries). In that case the Fund’s share values will fluctuate in response to events affecting issues in those sectors.

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Under normal market conditions:

●	at least 90% of the Fund’s fixed income securities (excluding structured notes) will be investment grade

●	the Fund will maintain an average duration of the fixed income portion of the portfolio (excluding structured notes) of one year or less

In determining the credit quality of a security, O’Connor Alternative Investments will use the highest rating assigned to it. While structured notes are not typically rated, the Fund does not intend to enter into structured notes with issuers that do not have debt ratings of investment grade.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, the Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than the Fund with a shorter average portfolio duration.

The Fund expects to engage in active and frequent trading of derivatives.

Principal portfolio investments

The Fund intends to gain exposure to commodity markets primarily by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

The Subsidiary is managed by O’Connor Alternative Investments. With respect to its investments, the Subsidiary generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Fund due to federal tax requirements, as discussed above. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. The Subsidiary also will comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. In addition, the Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary.

The structured notes in which the Fund may invest may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

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The fixed income securities the Fund may invest in include:

●	corporate bonds, debentures and notes

●	government and agency securities

●	mortgage-backed and other asset-backed securities

●	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations

●	bank certificates of deposit, fixed time deposits and bankers’ acceptances

●	commercial paper

Other portfolio investments

In addition to investing in the Subsidiary and commodity-linked instruments, the Fund may engage in other investment practices that include the use of options, futures and other derivative securities. The Fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the Fund may write (i.e., sell) put and call options. The Fund would receive premium income when it writes an option, which will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The Fund may engage in derivative transactions involving a variety of underlying instruments, including, in addition to structured notes, swaps, equity and debt securities, securities indexes and futures.

The Fund also may invest in common and preferred stock as well as convertible securities of issuers in commodity-related industries. To a limited extent, the Fund may also engage in other investment practices.

The Fund may, from time to time, place some or all of its assets in investments such as money-market obligations and investment-grade debt securities for temporary defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its goal.

The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Risk factors

The Fund may use certain investment practices that have higher risks associated with them. However, the Fund has limitations and policies designed to reduce many of the risks. The principal risks of the Fund are identified in the Summary sections and are described in this section. The relative significance of each risk factor below may change over time, and you should review each risk factor carefully.

Principal risks of the Fund

Commodity exposure risks—The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that the Fund’s use of leverage will be successful.

Focus risk—If the Fund is exposed to a significant extent to a particular commodity or subset of commodities, the Fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

The Fund will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the Fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors.

Derivatives risk—Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may also use derivatives for leverage which can magnify the Fund’s gains and losses. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, illiquidity risk, interest rate risk, market risk and credit risk. The use of derivatives also includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, and legal risk, including insufficient documentation, insufficient capacity or authority of a counterparty or legality or enforceability of a contract. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s investments in derivatives are also subject to the risk that “speculative positions limits” imposed by the Commodity Futures Trading Commission (the “CFTC”) and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of investments.

In addition, swap dealers are required to post and collect variation margin from a fund and may be required by applicable regulations to collect initial margin from a fund in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Further, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Futures contracts risk—The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of fund shares, may be subject to greater volatility, as a result of the Fund’s use of futures contracts. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way O’Connor Alternative Investments expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) although the Fund may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

Structured note risk—The Fund may seek investment exposure to commodity sectors through structured notes that may be exchange-traded or trade in the over-the-counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain

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assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Certain structured notes issued by European issuers may subject the Fund that purchases them to the imposition of “resolution measures” required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by the Fund, the Fund could lose some or all of its investment.

Swap agreements risk—Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Fixed income risk—The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise.

Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk.

Subsidiary risk—The Fund makes investments through a wholly-owned subsidiary of the Fund, which is organized under the laws of the Cayman Islands (previously defined as the “Subsidiary”). By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus.

There can be no assurance that the investment objective of the Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, fund shareholders would likely suffer decreased investment returns.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls its Subsidiary, and the Fund and the Subsidiary are both managed by O’Connor Alternative Investments making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Board will consider any investment advisory services provided to the Subsidiary in connection with the Board’s annual consideration of the Investment Advisory Agreement. The investment advisory agreement between the Subsidiary and O’Connor Alternative Investments will comply with Section 15 of the 1940 Act. The Fund’s Board approved the investment advisory agreement between the Subsidiary and O’Connor Alternative Investments and will consider its renewal on an annual basis.

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Correlation risk—Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the Fund’s commodity-linked derivative instruments may result in the Fund’s performance diverging from the BCOM Index, perhaps materially. For example, a note can be structured to limit the loss or the gain on the investment, which would result in the Fund not participating in declines or increases in the BCOM Index that exceed the limits.

Credit risk—The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Hedged exposure risk—The Fund’s hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity risk—Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in size of the fixed income markets. Any of these could have a negative effect on fund management or performance. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund.

Interest rate risk—Changes in interest rates may cause a decline in the market value of an investment. With loans, bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument’s value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging risk—Although the Fund itself will not be leveraged, certain transactions may give rise to a form of leverage. Such transactions may include, among others, structured notes, reverse repurchase agreements, indexed and inverse floating rate securities, swap agreements, futures contracts, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. A Subsidiary will comply with these requirements to the same extent as the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Market risk—The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the Fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

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Portfolio turnover risk—Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Speculative exposure risk—Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from swaps and writing uncovered call options are unlimited.

Tax risk—In order to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the Fund’s ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, certain funds seek to gain exposure to the commodity markets primarily through investments in a Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. governments securities risk—Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain U.S. government agency securities are backed only by the credit of the government agency and not by full faith and credit of the United States.

Other risks

Counterparty risk—The Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Cyber security risk—As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Extension risk—An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.

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Prepayment risk—Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the Fund would generally have to reinvest the proceeds at lower rates.

Risks of investing in other funds—Other mutual funds and exchange-traded funds (“ETFs”) are subject to investment advisory and other expenses. If the Fund invests in other mutual funds or ETFs, the cost of investing in the Fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the Fund’s direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

An affiliate of O’Connor Alternative Investments serves as the adviser to other mutual funds in which the Fund may invest. It is possible that a conflict of interest among the Fund and such other funds could affect how O’Connor Alternative Investments fulfills its fiduciary duties to the Fund.

Valuation risk—The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the Fund. Many derivative instruments are not actively traded.

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Financial highlights

The financial highlights tables show the Fund’s audited financial performance for five years. Certain information in the tables reflect results for a single fund share. Total return in the tables represents how much you would have earned or lost on an investment in the Fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below for the fiscal years ended October 31, 2024 and October 31, 2025 have been derived from the financial statements audited by the Fund’s independent registered public accounting firm, Ernst & Young LLP, whose report on the Fund’s financial statements is included in the Fund’s Annual Report. The figures below for the fiscal years ended October 31, 2021, 2022 and 2023 have been audited by the Fund’s former independent registered public accounting firm. The Annual Report includes the independent registered public accounting firm’s report, along with the Fund’s financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

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Consolidated financial highlights

Cantor Fitzgerald Commodity Return Strategy Fund

(For a Class I share of the Fund outstanding throughout each year)

	For the year ended October 31,
	2025	2024	2023	2022	2021[1]
Per share data:
Net asset value, beginning of year	$22.41	$23.34 [2]	$27.28	$36.29	$25.32
Investment operations:
Net investment income (loss)[3]	0.83	0.95	0.88	0.12	(0.19)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	2.25	(1.09)	(2.00)	2.79	11.16
Total from investment operations	3.08	(0.14)	(1.12)	2.91	10.97
Less dividends:
Dividends from net investment income	(0.68)	(0.79)	(2.82)	(11.92)	—
Total dividends	(0.68)	(0.79)	(2.82)	(11.92)	—
Net asset value, end of year	$24.81	$22.41	$23.34 [2]	$27.28	$36.29
Total return[4]	13.90%	(0.59)%	(4.40)%	12.41%	43.33%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$1,173,341	$1,057,108	$1,191,554	$2,175,955	$2,249,942
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.50%	4.20%	3.60%	0.41%	(0.59)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.05%	0.03%	0.01%	0.01%	0.02%
Portfolio turnover rate[5]	60%	80%	46%	68%	22%

[1]	A one for six reverse share split, effective October 15, 2021, has been retroactively applied.

[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

[3]	Per share information is calculated using the average shares outstanding method.

[4]	Total returns are historical and include change in share price and reinvestment of all distributions.

[5]	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

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Cantor Fitzgerald Commodity Return Strategy Fund

(For a Class A share of the Fund outstanding throughout each year)

	For the year ended October 31,
	2025	2024	2023	2022	2021[1]
Per share data:
Net asset value, beginning of year	$21.51	$22.44 [2]	$26.32	$35.37	$24.72
Investment operations:
Net investment income (loss)[3]	0.74	0.86	0.79	0.04	(0.26)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	2.15	(1.06)	(1.91)	2.68	10.91
Total from investment operations	2.89	(0.20)	(1.12)	2.72	10.65
Less dividends:
Dividends from net investment income	(0.62)	(0.73)	(2.76)	(11.77)	—
Total dividends	(0.62)	(0.73)	(2.76)	(11.77)	—
Net asset value, end of year	$23.78	$21.51	$22.44 [2]	$26.32	$35.37
Total return[4]	13.59%	(0.87)%	(4.58)%	12.09%	43.08%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$29,896	$28,562	$31,251	$40,894	$40,693
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	3.26%	3.95%	3.41%	0.14%	(0.84)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.05%	0.03%	0.01%	0.01%	0.02%
Portfolio turnover rate[5]	60%	80%	46%	68%	22%

[1]	A one for six reverse share split, effective October 15, 2021, has been retroactively applied.

[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

[3]	Per share information is calculated using the average shares outstanding method.

[4]	Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

[5]	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

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Cantor Fitzgerald Commodity Return Strategy Fund

(For a Class C share of the Fund outstanding throughout each year)

	For the year ended October 31,
	2025	2024	2023	2022	2021[1]
Per share data:
Net asset value, beginning of year	$19.12	$20.00 [2]	$23.75	$32.83	$23.16
Investment operations:
Net investment income (loss)[3]	0.50	0.62	0.55	(0.14)	(0.46)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	1.92	(0.93)	(1.72)	2.40	10.13
Total from investment operations	2.42	(0.31)	(1.17)	2.26	9.67
Less dividends:
Dividends from net investment income	(0.44)	(0.57)	(2.58)	(11.34)	—
Total dividends	(0.44)	(0.57)	(2.58)	(11.34)	—
Net asset value, end of year	$21.10	$19.12	$20.00 [2]	$23.75	$32.83
Total return[4]	12.78%	(1.59)%	(5.35)%	11.28%	41.75%
Ratios and supplemental data:
Net assets, end of year (000s omitted)	$3,568	$4,323	$6,424	$9,157	$7,079
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets	2.51%	3.18%	2.64%	(0.52)%	(1.60)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.05%	0.03%	0.01%	0.01%	0.02%
Portfolio turnover rate[5]	60%	80%	46%	68%	22%

[1]	A one for six reverse share split, effective October 15, 2021, has been retroactively applied.

[2]	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

[3]	Per share information is calculated using the average shares outstanding method.

[4]	Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge.

[5]	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

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Meet the managers

The Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the Fund. Christopher Burton and Scott Ikuss are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the Fund.

Information about each of the portfolio managers is provided in the table below. Job titles indicate position with the Adviser. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Name and title	Experience
Christopher Burton, Senior Managing Director	Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005 (including during such periods when the Fund’s investment adviser was UBS Asset Management (Americas) LLC and Credit Suisse Asset Management, LLC prior to April 1, 2026 and May 1, 2024, respectively). Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business. Mr. Burton is a CFA charter holder.
Scott Ikuss, Senior Vice President	Mr. Ikuss is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2023 (including during such periods when the Fund’s investment adviser was UBS Asset Management (Americas) LLC and Credit Suisse Asset Management, LLC prior to April 1, 2026 and May 1, 2024, respectively). Previously, he served as a Portfolio Manager—Global Commodities & Natural Resources Equities at DWS Group from May 2016 to December 2022. Mr. Ikuss earned a B.A. in Economics from Rutgers University.

More about the Fund

The management firm

O’Connor Alternative Investments, LLC
110 East 59th Street
New York, NY 1022

●	Investment manager for the Fund and investment manager for the Subsidiary

●	Responsible for managing the Fund’s assets according to its goal and strategies

●	Responsible for providing certain administrative services for the Fund

O’Connor Alternative Investments, LLC is referred to as “O’Connor Alternative Investments” or the “Adviser” throughout this Prospectus. O’Connor Alternative Investments is a newly registered investment adviser with a limited operating history. In connection with the UBS/Cantor Transaction (as defined below), O’Connor Alternative Investments acquired UBS Asset Management (America) LLC’s (“UBS AM (Americas)”) O’Connor investment platform and the O’Connor investment management and support teams, including the Fund’s portfolio management team, transitioned to O’Connor Alternative Investments. O’Connor Alternative Investments provides investment advisory services to various types of pooled investment vehicles, including other registered investment companies. O’Connor Alternative Investments is an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P. (“Cantor”). Founded in 1945, Cantor is a leading global financial services and real assets investment firm with over 14,000 employees in over 160 offices in 22 countries. Cantor has an investment grade credit rating. Cantor Fitzgerald & Co., a wholly owned subsidiary of Cantor, serves more than 7,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, commercial real estate, energy, and infrastructure. Cantor Fitzgerald & Co. is also one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York.

The Fund pays management fees at the annual rate of 0.59% of average daily net assets. The Trust, on behalf of the Fund, has entered into the Investment Advisory Agreement, which bundles the management and administration fees into a single fee. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment

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Advisory Agreement will be available in the Fund’s report to shareholders on Form N-CSR for the semi-annual period ended April 30, 2026.

Pursuant to an expense limitation agreement, O’Connor Alternative Investments will limit the Fund’s operating expenses to 1.05% of the Fund’s average daily net assets for Class A shares, 1.80% of the Fund’s average daily net assets for Class C shares and 0.80% of the Fund’s average daily net assets for Class I shares at least through February 28, 2028. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). Cantor Fitzgerald Commodity Strategy Trust is authorized to reimburse O’Connor Alternative Investments for management fees previously waived and/or for expenses previously paid by O’Connor Alternative Investments, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by O’Connor Alternative Investments and the reimbursement does not cause the applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by O’Connor Alternative Investments or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2028.

As discussed in the “Principal Investment Strategies” section, the Fund, may invest up to 25% of its total assets in its Subsidiary. The Subsidiary has entered into a separate contract with O’Connor Alternative Investments whereby O’Connor Alternative Investments or its affiliates provide investment advisory and other services to the Subsidiary. Neither O’Connor Alternative Investments nor any affiliate receives separate compensation from a Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays O’Connor Alternative Investments and its affiliates based on the Fund’s assets, including the assets in the Subsidiary.

Prior to April 1, 2026, UBS AM (Americas) served as the investment manager to the Fund. On May 28, 2025, UBS AM (Americas) entered into a definitive agreement with O’Connor Alternative Investments pursuant to which O’Connor Alternative Investments agreed to acquire UBS AM (Americas)’s O’Connor investment platform (the “UBS/Cantor Transaction”). On December 15, 2025, the Fund’s shareholders approved the Investment Advisory Agreement and elected four new trustees (the “New Trustees”), who currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments, to succeed the Fund’s previous trustees. The New Trustees took office on March 13, 2026, and the Investment Advisory Agreement went into effect on April 1, 2026.

Prior to May 1, 2024, Credit Suisse Asset Management, LLC (“CSAM”) served as the investment manager to the Fund. Effective May 1, 2024, CSAM merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to the Fund.

Share valuation

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The Fund’s NAV per share of the Fund is calculated by dividing the value of the Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Redemptions” in the SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith in accordance with the Fund’s policies and procedures established by the Board. In determining the value of the Fund’s total assets, portfolio securities are

22

generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. The Fund normally uses third-party pricing services to obtain market quotations.

Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable. Fair value determinations are made in accordance with the policies and procedures approved by the Board. Market quotations may not be readily available or may be determined to be unreliable when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. A significant event is an event that is likely to materially affect the value of the Fund’s investment. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the Exchange. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Distributions

As a Fund investor, you will receive distributions.

The Fund earns income from a variety of investments, including dividends from stocks, interest from fixed income, money market and other investments and income from structured notes and swap agreements. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The Fund declares and pays dividends quarterly. The Fund typically distributes capital gains annually, usually in December. The Fund may make additional distributions and dividends at other times if it is necessary for the Fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a “financial representative”) or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the Fund.

Taxes

The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives, including commodity-linked swaps, would not be qualifying income. As a result, any income the Fund derives from direct investments in such commodity-linked derivatives must be limited to a maximum of 10% of the Fund’s gross income in order for the Fund to satisfy the source of income requirement. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income.

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

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The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

Taxes on distributions

As long as the Fund continues to meet the requirements for being a tax-qualified RIC, the Fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the Fund, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from the Fund’s long-term capital gains are taxed as long-term capital gains regardless of how long you have held Fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the “record date”—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid during January of the following year.

You will be mailed a Form 1099-DIV by mid-February each year, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide the Fund, or the Fund’s paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, 24% of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Fund as capital gain dividends, interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Taxes on transactions involving Fund shares

Any time you sell or redeem Fund shares or exchange Fund shares for shares of another fund, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you

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may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

Statements and reports

If you invest directly through the Fund, you will receive account statements as follows:

●	after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

●	after any changes of the name or address of the registered owner(s)

●	otherwise, every calendar quarter

The Fund also produces financial reports, which include a list of the Fund’s portfolio holdings, semiannually and updates its Prospectus annually. The Fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the Fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 855-922-6867.

The Fund discloses its portfolio holdings and certain of the Fund’s statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, https://commodities.cantorassetmanagement.com/. This information is posted on the Fund’s website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s SAI.

Choosing a class of shares

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Class I shares are only available to certain types of investors, as described below. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

Class A and C

With respect to Class A and Class C shares:

●	Class A shares may be a better choice than Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

●	Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

●	Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term Class A and C shares are described in detail in “Other Shareholder Information.” The table below gives you a brief comparison of the main features of Class A and Class C, which you should discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

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Main features

Class A

●	Initial sales charge of up to 4.75%

●	Lower sales charge for large purchases

●	No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

●	Lower annual expenses than Class C shares because of lower 12b-1 fee

Class C

●	No initial sales charge

●	Deferred sales charge of 1.00% if you sell shares during the first year of purchase

●	Higher annual expenses than Class A shares because of higher 12b-1 fee

●	Effective June 30, 2021, if you are holding Class C shares directly with the Fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the Fund. For all Class C shares of the Fund held through a financial intermediary, your Class C Shares will be subject to the Class C conversion policy of the financial intermediary and it is the financial intermediary’s responsibility, and not the Fund’s, to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track the aging of share lot purchases in order to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account, in certain instances, do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Class I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of O’Connor Alternative Investments, (3) employees of O’Connor Alternative Investments or its affiliates and current and former Directors and Trustees of Fund advised by O’Connor Alternative Investments or its affiliates, (4) O’Connor Alternative Investments or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with O’Connor Alternative Investments or a third party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers (“RIAs”)) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000). Such financial intermediaries may set their own initial investment minimums and subsequent purchase minimums with respect to purchases of Class I shares.

Class I Shares may also be available on brokerage platforms of firms that have agreements with Ultimus Fund Distributors, LLC (“Ultimus”), the Fund’s distributor, to offer such shares solely when acting as an agent for the investor. An investor transaction in Class I Shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund is available in other share classes that have different fees and expenses.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

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You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with O’Connor Alternative Investments, specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable contingent deferred sales charge (“CDSC”) period has expired.

Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of O’Connor Alternative Investments or its affiliates, the minimum initial investment for Class I shares is $2,500.

If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the Fund’s classes of shares is available free of charge through O’Connor Alternative Investments’ website at https://commodities.cantorassetmanagement.com/. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

●	the front-end sales charges that apply to the purchase of Class A shares

●	the deferred sales charges that apply to the redemption of Class C shares

●	who qualifies for lower sales charges on Class A shares

●	who qualifies for a sales load waiver

Go to https://commodities.cantorassetmanagement.com/.

You may also go to the FINRA website, www.finra.org, and click on “Understanding Mutual Fund Classes” under “Investor Information: Investor Alerts” for more helpful information on how to select the appropriate class in which to invest.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or deferred sales charge waivers, which are discussed in this Prospectus. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see the section “Intermediary-Specific Sales Charge Waiver Policies” on page 41 of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

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Buying and selling shares

Opening an account

You may invest in each class of shares of the Fund through certain financial representatives and you also may invest directly through the Fund, subject to certain eligibility requirements. You should contact your financial representative or the Fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to the Fund and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through the Fund, you will be required to complete an account application with the Fund. Your account application provides the Fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the Fund by check or wire. The “By Wire” method enables you to buy shares on a particular day at that day’s closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund will not be able to open your account. If the Fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the Fund and O’Connor Alternative Investments reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your Fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

Buying and selling shares

The Fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the Fund must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. eastern time) in order for it to be priced at the day’s offering price. If your request is received after that time, it will be priced at the next business day’s offering price. Investors may be charged a fee by a financial representative for transactions effected through it. “Proper form” means your financial representative or the Fund has received a completed purchase application and payment for shares (as described in this Prospectus). The Fund reserves the right to reject any purchase order.

The Fund reserves the right to modify or waive the minimum investment amount requirements. The maximum investment amount in Class C shares is $1,000,000.

If you invest in the Fund through a financial representative, you should contact your financial representative to redeem shares of the Fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the Fund on the day you redeem.

If you invest directly through the Fund, please see the “Buying Shares” table and the “Selling Shares” table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, Ultimus is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Cantor Fitzgerald Commodity Strategy Trust, along with a completed application form by regular mail: Cantor Fitzgerald Commodity Strategy Trust, P.O. Box 219916, Kansas City, MO 64121-9961 or overnight mail: Cantor Fitzgerald Commodity Strategy Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1307.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the “ACH on Demand” section of the account application. If you invest directly through the Fund and wish to pay for your shares by check, please make

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the check payable in U.S. dollars to Cantor Fitzgerald Commodity Strategy Trust. Unfortunately, the Fund cannot accept “starter” checks that do not have your name pre-printed on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of Cantor Fitzgerald Commodity Strategy Trust. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the Fund through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders in proper form will be priced at the Fund’s next computed net asset value after they are received by an authorized institution or an authorized institution’s designee. Orders received prior to the close of trading on the NYSE will be processed based on that day’s offering price. If an order is received by an authorized institution or an authorized institution’s designee after the close of the NYSE, it will be priced at the next business day’s offering price. Authorized institutions are responsible for transmitting received orders to the Fund within the time period agreed upon by them. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

Exchanging shares

You may use proceeds from the redemption of shares of the Fund to purchase the same class of shares of any series of the Cantor Select Portfolios Trust (a “Cantor Fund”), provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. A sales charge differential may apply. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

If you invest in the Fund through a financial representative, you should contact your financial representative to request an exchange.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the Fund at 855-922-6867.

Buying shares

The table below is only applicable to purchases of shares directly from the Fund.

Opening an account	Adding to an account
By check

●     Complete and sign the New Account Application.

●     For IRAs use the Universal IRA Application. (Class A and Class C only)

●     Make your check payable to Cantor Fitzgerald Commodity Strategy Trust.

●     Write the Fund name on the check.

●     Mail to Cantor Fitzgerald Commodity Strategy Trust.

●     Make your check payable to Cantor Fitzgerald Commodity Strategy Trust.

●     Write the account number and the Fund name on your check.

●     Mail to Cantor Fitzgerald Commodity Strategy Trust.

●     Minimum amount is $100 for Class A and Class C shares.

●     Minimum amount is $100,000 for Class I shares.

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By exchange

●     Call the Shareholder Service Center to request an exchange from another Cantor Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.

●     If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

●     Call the Shareholder Service Center to request an exchange from another Cantor Fund.

●     Minimum amount is $250 for Class A and Class C shares.

●     Minimum amount is $100,000 for Class I shares.

●     If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

By wire

●     Complete and sign the New Account Application.

●     Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.

●     The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the Fund name on your wire advice.

●     Wire your initial investment for receipt that day.

●     Mail the original, signed application to Cantor Fitzgerald Commodity Strategy Trust.

●     This method is not available for IRAs.

●     Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the Fund name on your wire advice.

●     Wire the money for receipt that day.

●     Minimum amount is $500 for Class A and Class C shares.

●     Minimum amount is $100,000 for Class I shares.

By automated clearing house (ACH) transfer
● Cannot be used to open an account.

●     Call the Shareholder Service Center to request an ACH transfer from your bank.

●     Your purchase will be effective at the next NAV calculated after the Fund receives your order in proper form.

●     Minimum amount is $50 for Class A and Class C shares.

●     Minimum amount is $100,000 for Class I shares.

●     Requires ACH on Demand privileges.

855-922-6867
Monday—Friday, 8:30 A.M.—6:00 P.M. ET

Selling shares

The table below is only applicable to redemptions of shares directly from the Fund.

Selling some or all of your shares	Can be used for

By mail

Write a letter of instruction that includes:

●     your name(s) and signature(s)

●     the Fund name and account number

●     the dollar amount you want to sell

●     how to send the proceeds

●     Obtain a signature guarantee or other documentation, if required (see “Selling Shares in Writing”). Mail the materials to Cantor Fitzgerald Commodity Strategy Trust. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).

● Accounts of any type. ● Sales of any amount. ● For IRAs please use the IRA Distribution Request Form.

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By exchange

●     Call the Shareholder Service Center to request an exchange into another Cantor Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.

● Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

By phone

●     Call the Institutional Services Center to request a redemption. You can receive the proceeds as:

●     a check mailed to the address of record ($100 minimum)

●     an ACH transfer to your bank ($50 minimum)

●     a wire to your bank ($500 minimum) See “By Wire or ACH Transfer” for details.

● Accounts with telephone privileges.

By wire or ACH transfer

●     Complete the “Wire Instructions” or “ACH on Demand” section of your New Account Application.

●     For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.

● Accounts with wire-redemption or ACH on Demand privileges. ● Requests by phone or mail.

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How to reach the Fund	Wire instructions
Shareholder Service Center Toll free: 877-870-2874 Fax: 888-606-8252	State Street Bank and Trust Company ABA# 0110 000 28 Attn: Mutual Funds/Custody Dept. [Cantor Fitzgerald Fund Name] DDA# 9904-649-2 F/F/C: [Account Number and Account registration]

Mail: Cantor Fitzgerald Commodity Strategy Trust P.O. Box 219916 Kansas City, MO 64121-9961

Overnight/Courier Service: SS&C Global Investor & Distribution Solutions, Inc. Attn: Cantor Fitzgerald Funds 801 Pennsylvania Avenue, Kansas City, MO 64105-1307

Internet Web Site: https://commodities.cantorassetmanagement.com/

Selling shares in writing

If you are invested directly through the Fund, some circumstances require a written sell order, along with a signature guarantee. These include:

●     accounts whose address of record has been changed within the past 30 days

●     redemptions in certain large accounts (other than by exchange)

●     requests to send the proceeds to a different payee or address than on record

●     shares represented by certificates, which must be returned with your sell order A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the Fund’s Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the Fund at the Shareholder Service Center toll-free number.

Redemption proceeds

Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the Fund, and certain redemptions of Class A shares of the Fund. Payment for shares redeemed generally will be on the next business day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Fund reserves the right to delay payment for up to seven calendar days.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Generally, all redemptions will be in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, the Fund may satisfy redemption requests by accessing a bank line of credit, or by using other short-term borrowings from the Fund’s custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.

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Recently purchased shares

For shares purchased directly from the Fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the Fund will delay payment of your cash redemption proceeds until the check clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

Low-balance accounts

If you hold shares through an account with the Fund and your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the Fund may ask you to increase your balance. If it is still below the minimum after 60 days, the Fund may close your account and mail you the proceeds. For Class I shareholders, the minimum account balance requirement is $100,000 (or $2,500 for employees of O’Connor Alternative Investments or its affiliates across all Cantor Fitzgerald Commodity Strategy Trust). For Class A and Class C shares of the Fund, the minimum account balance requirements are as follows:

Minimum to keep an account open

Regular account:	$2,000
IRAs:	$250
Transfers/gifts to minors:	$250

The Fund reserves the right to modify or waive this requirement. If the Fund increases the minimum amount required to keep an account open, they will give current shareholders 15 days’ notice of any increase. The Fund also reserves the right, if they raise the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds after providing you with 60 days’ notice as described above.

877-870-2874
Monday—Friday, 8:30 A.M.-6:00 P.M. ET

Shareholder services

Automatic services

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, of if you invest directly through the Fund, by calling the Shareholder Services Center.

Automatic monthly investment plan

For making automatic investments ($50 minimum) from a designated bank account.

Automatic withdrawal plan

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

Retirement plans

O’Connor Alternative Investments offers a range of tax-advantaged retirement accounts, including:

●	Traditional IRAs

●	Roth IRAs

●	Spousal IRAs

●	Rollover IRAs

●	SEP IRAs

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To transfer your IRA to O’Connor Alternative Investments, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

Transfers/gifts to minors

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

Account changes

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

Other policies

Transaction details

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the Fund, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the Fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the Fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the Fund, if you wire money to the Fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the Fund monitors telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the Fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of Fund shares present risks to the Fund’s long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the Fund’s portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of “stale” or otherwise inaccurate prices for fund portfolio holdings (e.g., “time zone arbitrage”).

The Fund will take steps to detect and eliminate excessive trading in Fund shares, pursuant to the Fund’s policies as described in this Prospectus and approved by the Boards of Trustees. The Fund defines excessive trading or “market timing” as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Cantor Funds. In determining whether the account has engaged in market timing, the Fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Cantor Funds and their shareholders. The Fund’s distributor enters into agreements with financial

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intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the Fund may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the Fund through their financial intermediary’s omnibus account with the Fund. By their nature, omnibus accounts in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors in the Fund.

The Fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the Fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the Fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for “market timing” above and whether or not that investor or intermediary is currently a shareholder in any of the Cantor Funds.

The Fund has also adopted fair valuation policies to protect the Fund from “time zone arbitrage” with respect to foreign securities holdings and other trading practices that seek to take advantage of “stale” or otherwise inaccurate prices. See “More About Your Fund—Share Valuation.”

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the Fund does and have different consequences associated with it.

The Fund’s policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

Special situations

The Fund reserves the right to:

●	charge a wire-redemption fee

●	suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

●	stop offering their shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the Fund)

Other shareholder information

Classes of shares and sales charges

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class’s 12b-1 Plan.

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Class A shares

Offering price:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

		Initial sales charge—Class A
Amount purchased	As a % of amount invested	As a % of offering price	Commission to financial representative as a % of offering price
Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	0.50%**

*	On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under “Class A Limited CDSC” below).

**	The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million, and up to 0.125% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the Fund made at one time by any “purchaser.” The term “purchaser” includes:

1. Individuals and members of their immediate families: an individual, the individual’s spouse or domestic partner, and his or her children and parents (each, an “immediate family member”), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. Controlled companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. Related trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the Fund’s transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any “purchaser” will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Cantor Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Cantor Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

The initial sales charge is waived for the following shareholders or transactions:

(1) investment advisory clients of O’Connor Alternative Investments;

(2) officers, current and former trustees of the Fund, current and former directors or trustees of other investment companies managed by O’Connor Alternative Investments or its affiliates, officers, directors and full-time employees of O’Connor Alternative Investments affiliates; or the spouse, siblings, children, parents, or grandparents of any such

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person or any such person’s spouse (collectively, “relatives”), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the Fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) RIAs on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6) Class A shares acquired when dividends and distributions are reinvested in the Fund;

(7) Class A shares offered to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; and

(8) For financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. See “Intermediary-Specific Sales Charge Waiver Policies.”

See the section “Intermediary-Specific Sales Charge Waiver Policies” on page 41 of this Prospectus for sales charge waivers that may be available to clients of certain financial intermediaries.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the Fund’s transfer agent or distributor. For more information, contact your financial representative.

Reduced initial sales charges are available if you qualify under one of the following privileges:

Letter of intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the Fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the Fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the Fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the Fund’s distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the Fund. The sales charge on each purchase of Fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of Fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in the Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

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The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Reinstatement privilege. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A or Class C shares, respectively, of the Fund within 30 days from the date of redemption without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC or CDSC paid to the distributor may be credited with the amount of the Class A Limited CDSC or CDSC, as appropriate, in shares of the Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A Limited CDSC. A Class A Limited CDSC will be imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more for the Fund and the distributor paid a commission to the financial representative.

The Class A Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Class A Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund’s prospectus. You will not have to pay a Class A Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund’s shares.

The Class A Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:

●	the NAV at the time of purchase of the Class A shares being redeemed; or

●	the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the “NAV at the time of purchase” will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares into which the Class A shares have been exchanged. The Class A Limited CDSC will be waived on redemptions made pursuant to the fund’s automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

Class C shares

You may choose to purchase Class C shares at the Fund’s NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Cantor Fund, the CDSC is computed in the manner set forth in the exchanged-for fund’s prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Effective June 30, 2021, if you are holding Class C shares directly with the Fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the Fund. Class C shares of the Fund are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

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The CDSC on Class C shares will be waived for the following shareholders or transactions:

(1) shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Code);

(3) redemptions made pursuant to the Fund’s automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 72, which are required without penalty pursuant to the Code; and

(5) Class C shares acquired when dividends and distributions are reinvested in the Fund.

Redemptions effected by the Fund pursuant to its right to liquidate a shareholder’s account will not be subject to the CDSC. The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by O’Connor Alternative Investments or its affiliates.

Reinstatement privilege. If you redeemed Class C shares of the Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Cantor Fund, if the distributor or the transfer agent is notified.

Effective June 30, 2021, if you are holding Class C shares directly with the Fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the same fund. For all Class C shares of the Fund held through a financial intermediary, your Class C Shares will be subject to the Class C conversion policy of the financial intermediary and it is the financial intermediary’s responsibility, and not the Fund’s, to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track the aging of share lot purchases in order to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account, in certain instances, do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Other information

About the distributor

Ultimus is the principal underwriter and distributor of the Fund’s shares on a best-efforts basis, subject to various conditions, and serves as the Fund’s exclusive agent for the distribution of a Fund shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or others. Effective April 1, 2026, Ultimus replaced UBS Asset Management (US) Inc. as the Fund’s distributor.

The Fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the 1940 Act. These plans allow the Fund to pay distribution and service fees for the sale and servicing of Classes A and C of the Fund’s shares. Under the plans, the distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the Fund’s Class A and C shares, respectively. Since these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the Fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

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The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor’s employees or employees of the distributor’s affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. O’Connor Alternative Investments or an affiliate may make similar payments under similar arrangements. For further information on the distributor’s payments for distribution and shareholder servicing, see “Management of the Fund—Distribution and Shareholder Servicing” in the SAI.

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Intermediary-specific sales charge waiver policies

Ameriprise Financial

Sales charge reductions and waivers available from certain financial intermediaries

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described below. In all instances, it is the investor’s responsibility to notify the Fund or the investors financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the Fund or through another financial intermediary to receive these reductions or waivers.

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase

Class A shares at NAV without payment of a sales charge as follows:

●	shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●	shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●	shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father,

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grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●	shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	redemptions due to death or disability of the shareholder

●	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

●	redemptions made in connection with a return of excess contributions from an IRA account

●	shares purchased through a Right of Reinstatement (as defined above)

●	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

Janney Montgomery Scott

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the Fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales change waivers on Class A and C shares available at Janney Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

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●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 704, as described in this Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this Prospectus.

●	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

J.P. Morgan Securities LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

●	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●	A shareholder in the Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

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●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the Prospectus.

●	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Merrill Lynch

●	Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

●	It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

●	Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end load waivers available at Merrill

●	Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans Shares purchased through a Merrill investment advisory program Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account Shares purchased through the Merrill Edge Self-Directed platform Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement) Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g. the Fund’s officers or trustees) Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is

44

in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent deferred sales charge (“CDSC”) waivers on front-end, back-end, and level load shares available at Merrill

●	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3)) Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement Shares sold due to return of excess contributions from an IRA account Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation Front-end or level-load shares held in commission-based, nontaxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end load discounts available at Merrill: breakpoints, rights of accumulation & letters of intent

●	Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

●	Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

●	Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within the Fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAL

Front-end sales charge waivers on Class A shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

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●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following loan waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part a systematic withdrawal plan as described in the prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor’s responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

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Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts.

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For more information

More information about the Fund is available free upon request, including the following:

Annual/Semiannual Reports to Shareholders Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the Fund’s portfolio managers discussing market conditions and investment strategies that significantly affected Fund performance during its past fiscal year.

Other Information

A current SAI which provides more details about the Fund is on file with the SEC and is incorporated by reference.

You may visit the SEC’s Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

Please contact Cantor Fitzgerald Commodity Strategy Trust to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

By Telephone:

855-922-6867

By Facsimile:

888-606-8252

By Mail:

Cantor Fitzgerald Funds
P.O. Box 219916
Kansas City, MO 64121-9916

By Overnight or Courier Service:

SS&C Global Investor & Distribution Solutions, Inc.
Attn: Cantor Fitzgerald Funds

801 Pennsylvania Avenue
Kansas City, MO 64105-1307

On the Internet:

https://commodities.cantorassetmanagement.com/

The Fund’s SAI and Annual and Semiannual Reports are available on O’Connor Alternative Investments’ website, https://commodities.cantorassetmanagement.com/.

SEC file number:

Cantor Fitzgerald Commodity Strategy Trust 811-21589
Cantor Fitzgerald Commodity Return Strategy Fund

P.O. Box 219916, Kansas City, MO 64121-9916
877-870-2874 • https://commodities.cantorassetmanagement.com/

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Cantor Fitzgerald Commodity Strategy Trust

Statement of Additional Information | April 1, 2026

	Class A Shares	Class C Shares	Class I Shares
Cantor Fitzgerald Commodity Return Strategy Fund	CRSAX	CRSCX	CRSOX

This Statement of Additional Information (“SAI”) provides information about the Cantor Fitzgerald Commodity Return Strategy Fund (the “Fund”), a series of Cantor Fitzgerald Commodity Strategy Trust, that supplements information contained in the Prospectus for the Class A, C and I shares of the Fund, dated April 1, 2026, as amended or supplemented from time to time (the “Prospectus”).

The Fund’s audited Annual Report dated October 31, 2025, for each class of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus and each Annual Report can be obtained by writing or telephoning:

Cantor Fitzgerald Funds

P.O. Box 219916
Kansas City, MO 64121-9916
877-870-2874

O’Connor Alternative Investments, LLC (“O’Connor Alternative Investments” or the “Adviser”), acts as the Fund’s investment manager.

Investment objectives and policies

The following information supplements the discussion of the Fund’s investment objective and policies in the Prospectus. There are no assurances that the Fund will achieve its investment objective.

Investment objectives

The investment objective of the Fund is to seek total return. The Fund’s investment objective may be changed by its Board of Trustees (referred to herein as the “Board” or “Board of Trustees”) without shareholder approval.

Information regarding underlying index

The Bloomberg commodity index total return. The Fund is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (“BCOM Index”). The BCOM Index is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The BCOM Index is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange, and Brent crude oil, which trades on the Intercontinental Exchange. Unlike equities, which entitle the holder to a continuing stake in a corporation, commodity futures contracts specify a delivery date for the underlying physical commodity. In order to avoid delivery and maintain a long futures position, nearby contracts must be sold and contracts that have not yet reached the delivery period must be purchased. This process is known as “rolling” a futures position, and the BCOM Index is a “rolling index”.

The BCOM Index is designed to be a liquid benchmark for commodity investment, and is weighted using dollar-adjusted liquidity and production data. The BCOM Index relies on data that is internal to the futures markets (liquidity) and external to the futures markets (production) in determining relative weightings. To determine its component weightings, the BCOM Index relies primarily on liquidity data, or the relative amount of trading activity of a particular commodity. Liquidity is an important indicator of the value placed on a commodity by financial and physical market participants. The BCOM Index also relies to a lesser extent on dollar-adjusted production data. Production data, although a useful measure of economic importance, may underestimate the economic significance of storable commodities (e.g., gold) at the expense of relatively non-storable commodities (e.g., live cattle). Production data alone also may underestimate the investment value that financial market participants place on certain commodities. All data used in both the liquidity and production calculations is averaged over a five-year period.

The BCOM Index is designed to provide diversified exposure to commodities as an asset class, rather than being driven by micro-economic events affecting one commodity market or sector; this approach may provide relatively low levels of volatility, although this cannot be guaranteed.

To ensure that no single commodity or commodity sector dominates the BCOM Index, the BCOM Index relies on several diversification rules. Among these rules are the following:

●	No related group of commodities (e.g., energy, precious metals, livestock and grains) may constitute more than 33% of the BCOM Index.

●	No single commodity may constitute less than 2%, as liquidity allows, or more than 15% of the BCOM Index, at the beginning of the year.

These diversification rules are applied annually to the BCOM Index, when the BCOM Index is reweighted and rebalanced on a price-percentage basis. Reweighting means that, in general, the BCOM Index may reallocate out of commodities that have appreciated in value and into commodities that have underperformed.

The Fund is not sponsored, endorsed, sold or promoted by Bloomberg L.P. (“Bloomberg”) or any of its subsidiaries or affiliates. None of Bloomberg or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or investors in the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly.

Investment policies and strategies

The Prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus. The Fund’s investments must be consistent with its investment objective and policies. The Fund is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are identified below, subject to the percentage limitations indicated below. Any percentage limitation on the Fund’s ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that O’Connor Alternative Investments, in its discretion, may, but is not required to, use in managing the Fund’s portfolio. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of O’Connor Alternative Investments, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Alternative minimum tax bonds

The Fund may invest without limit in “Alternative Minimum Tax Bonds” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other municipal obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

Asset-backed securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Assignments and participations

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans

(“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by O’Connor Alternative Investments to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a Borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself, and common-law fraud protections under applicable state law.

Below investment grade securities

The Fund may invest up to 10% of its net assets in fixed income securities rated below investment grade and in comparable unrated securities (or in financial instruments related to below investment grade securities). Investment in such securities and instruments involves substantial risk. Below investment grade and comparable unrated securities (commonly referred to as “junk bonds” or “high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although O’Connor Alternative Investments will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value. The Fund will rely on the judgment, analysis and experience of O’Connor Alternative Investments in evaluating the creditworthiness of an issuer. In this evaluation, O’Connor Alternative Investments will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix A for a further description of securities ratings.

Borrowing

The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets.

Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede O’Connor Alternative Investments from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Collateralized mortgage obligations

The Fund may purchase collateralized mortgage obligations (“CMOs”) issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by the Government National Mortgage Association (“GNMA”), Fannie Mae and Freddie Mac) and by private issuers. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the Fund to pay the debt service on the CMOs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only (“IO”) and principal only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates—i.e., the yield may increase as rates increase and decrease as rates decrease—but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

Commodity-linked derivatives

The Fund may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures, which are designed to provide exposure to the investment returns of real assets. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, the Fund’s investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on commodity-linked derivative instruments are expected to exhibit low or negative correlation with stocks and bonds.

The Fund will enter into commodity-linked derivative transactions only with financial institutions experienced with such products that have investment grade credit ratings. In the event such a counterparty’s rating falls below investment grade, O’Connor Alternative Investments in its discretion will determine whether to dispose of such security.

In selecting investments for the Fund’s portfolio, O’Connor Alternative Investments evaluates the merits of the investments primarily through the exercise of its own investment analysis. In the case of derivative instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Convertible securities

Convertible securities include both convertible debt and convertible preferred stock, and may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although O’Connor Alternative Investments will consider such event in its determination of whether the Fund should continue to hold the securities.

Currency exchange transactions

The value in U.S. dollars of the Fund’s assets that are invested in securities denominated in currencies other than the U.S. dollar may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rates may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. The Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Currency hedging—The Fund’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer’s creditworthiness deteriorates.

Currency options—The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Forward currency contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

The Fund also may enter into forward currency contracts with respect to specific transactions. For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Delayed funding loans and revolving credit facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate liquid assets in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Dollar rolls

In a “dollar roll,” the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities and Delayed Delivery Transactions”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act” below.

Emerging growth and smaller capitalization companies; unseasoned issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

Event-linked bonds

Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Exchange-traded notes

Exchange-traded notes (“ETNs”) are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and exchange-traded funds (“ETFs”). An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Fixed income securities

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

Fixed income securities may be investment grade or below investment grade. “Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”) (AAA, AA, A or BBB, including the + or - designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by O’Connor Alternative Investments to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Foreign investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many, if not all, of the foregoing considerations apply to investments in securities of foreign governments (or agencies or instrumentalities thereof) as well. The Fund may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar denominated securities.

Foreign currency exchange—A fund that invests in securities denominated in currencies other than the U.S. dollar, and a fund that may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund’s investments may be denominated in currencies of emerging market countries. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information—Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political instability—With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on the Fund’s performance and the value of the Fund’s investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Foreign markets—Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Some countries have less-developed securities markets (and related transaction, registration and custody practices). Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity. In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence or other actions. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investing in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Fund’s operations, causing the Fund to decline in value.

Increased expenses—The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Access—Some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the Fund.

Europe—Recent Events—A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Depositary receipts—Assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts (“GDRs”), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund’s investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositoary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Foreign debt securities—The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Issuers of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Privatizations—The Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Futures contracts

The Fund may enter into commodity, foreign currency, interest rate and/or commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Certain funds invest in futures contracts on individual commodities or a subset of commodities and options on them through a Subsidiary (as defined below). These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.

A commodity futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are capitalization weighted indexes that reflect the market value of the securities or commodities, respectively, represented in the indexes. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Fund’s investments in them to greater volatility than investments in traditional securities. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified asset at a specified future date for a price agreed-upon today. However, there are significant differences in the operation of the two contracts. Forward contracts are individually negotiated transactions and are not exchange traded. Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying asset at expiration.

For example, if the Fund were to buy a forward contract to purchase a certain currency at a set price for delivery in three months’ time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one month’s time. At expiration of both forward contracts, the Fund would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract. Even though the Fund has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts. By contrast, futures exchanges have central clearinghouses which keep track of all positions. To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange. The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity. Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Options on futures contracts—The Fund may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Hedging generally

The Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by O’Connor Alternative Investments still may not result in a successful hedging transaction.

The Fund will engage in hedging transactions only when deemed advisable by O’Connor Alternative Investments, and successful use by the Fund of hedging transactions will be subject to O’Connor Alternative Investments’ ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate.

This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

To the extent that the Fund engages in commodity-linked derivatives and in the strategies described herein, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described, these instruments may lack liquidity and/or be subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an over-the-counter (“OTC”) transaction.

Illiquid investments

Pursuant to the Liquidity Rule (as defined below), the Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule (as defined below) and the Liquidity Program (as defined below) will require that certain remedial actions be taken. Illiquid investments may trade at a discount from comparable liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements, incurring capital losses on the sale of illiquid investments or selling liquid securities, resulting in illiquid securities becoming a larger portion of the Fund’s holdings. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s Liquidity Program.

Investment grade securities

Investment grade debt securities are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by O’Connor Alternative Investments to be of comparable quality. If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, O’Connor Alternative Investments will treat the debt security as being rated in the highest of the rating categories. Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix A to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although O’Connor Alternative Investments will consider such event in its determination of whether the Fund should continue to hold the security. O’Connor Alternative Investments may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Investments in the subsidiary

The Fund may invest up to 25% of its total assets in the shares of Cantor Fitzgerald Cayman Commodity Fund I, Ltd., its wholly-owned and controlled subsidiary (the “Subsidiary”).

Investments in its Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed under “Additional Information Concerning Taxes—Special Tax Considerations—Tax Treatment of Commodity-Linked Swaps.” The Subsidiary is advised by O’Connor Alternative Investments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them. However, the Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

The derivative instruments in which the Fund and its Subsidiary primarily intend to invest are instruments linked to one or more commodity indices, or derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures. The Fund’s or its Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. Fund or its Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain net notional exposure to one or more commodity indices within 5% (plus or minus) of the value of its net assets. The portion of the Fund’s or its Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial. To the extent that the Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment advisory agreement with O’Connor Alternative Investments pursuant to which O’Connor Alternative Investments manages the assets of the Subsidiary, but receives no additional compensation for doing so. The Subsidiary also has entered into a co-administration agreement with O’Connor Alternative Investments, pursuant to which O’Connor Alternative Investments or such affiliate provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary are consolidated with the Fund’s financial statements, which are included in the Fund’s annual and semi-annual reports provided to Fund shareholders. Copies of the reports will be provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls its Subsidiary, and the Fund and the Subsidiary are both managed by O’Connor Alternative Investments, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, each Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the Fund shareholders would likely suffer decreased investment returns.

Lending of portfolio securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. The Fund also could lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Money market instruments

Money market instruments are short-term instruments that consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by O’Connor Alternative Investments to be high quality investments; commercial paper rated no lower than A-2 by S&P, or Prime-2 by Moody’s, or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and

repurchase agreements with respect to portfolio securities. A description of S&P’s and Moody’s ratings is in Appendix A to this SAI.

Mortgage-backed securities

The Fund may invest in mortgage-backed securities, such as those issued by GNMA, Fannie Mae, Freddie Mac and certain foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as CMOs, make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

To-be-announced mortgage-backed securities—As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Municipal obligations

“Municipal Obligations” are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities.

Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of “general obligation” and “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. O’Connor Alternative Investments will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix A for further information concerning the ratings of Moody’s and S&P and their significance.

Among other instruments, the Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Bond insurer risk—The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, O’Connor Alternative Investments gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent the Fund holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities.

Non-publicly traded securities

The Fund may invest in non-publicly traded securities, which may include illiquid securities. Historically, non-publicly traded securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund.

Rule 144A Securities—Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. O’Connor Alternative Investments anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

Options

The Fund may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indexes for hedging purposes or to increase total return. Up to 20% of the Fund’s total assets may be at risk in connection with investing in options on securities (other than swaps), securities indices and currencies. The Fund may invest without limit in swaptions. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Securities options—The Fund may write covered put and call options on stock and/or debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Fund may write (i) in-the-money call options when O’Connor Alternative Investments expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when O’Connor Alternative Investments expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when O’Connor Alternative Investments expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by O’Connor Alternative Investments, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of O’Connor Alternative Investments and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities and commodities index options—The Fund may purchase and write exchange- and/or board of trade-listed and OTC put and call options on securities and commodities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes may also be based on a particular industry or market segment.

Options on securities and commodities indexes are similar to options on securities and commodities, respectively, except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities or commodities, respectively, at a specified price, an option on a securities or commodities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities or commodities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities and commodities index options may be offset by entering into closing transactions as described above for securities and commodities options.

Uncovered options transactions—The Fund may write options that are not covered (or so called “naked options”) on portfolio securities. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with preferred and debt securities that lack liquidity, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC options—The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Options on swaps (“swaptions”)—The Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, commodities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund’s use of swaptions to reduce risk involves costs and will be subject to O’Connor Alternative Investments’ ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that O’Connor Alternative Investments’ judgment in this respect will be correct.

Participation notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”). For instance, the Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

Preferred stock

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real estate investment trusts

The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When the Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Repurchase agreements

The Fund may enter into repurchase agreement transactions with respect to up to 20% of its total assets with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. O’Connor Alternative Investments monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 18f-4 under the 1940 Act permits the Fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. See “—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act” below.

Securities of other investment companies

The Fund may invest in securities of other investment companies (including investment companies advised by O’Connor Alternative Investments) to the extent permitted under the 1940 Act and the rules thereunder. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Pursuant to the 1940 Act and the rules thereunder, these percentage limitations, under certain circumstances, do not apply to investments in other funds. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. To the extent shares of the Fund is held by another fund, the ability of the Fund itself to purchase other funds may be limited.

Money market mutual funds—The Fund may invest up to 25% of its assets in securities of money market mutual funds when O’Connor Alternative Investments believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Short sales

A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian. The Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule. See “—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act” below.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Alternatively, the Fund may take short positions using derivatives, such as swaps or futures. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell a specified asset (that it does not currently own) at a specified future date for a specified price agreed-upon today. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and incur losses to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Short sales “against the box”

A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. These securities constitute the Fund’s long position.

Not more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Fund does not intend to engage in short sales against the box for investment purposes.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Fund of effecting short sales against the box.

“Special situation” companies

“Special situation” companies are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. O’Connor Alternative Investments believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Fund in achieving its investment objective. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Stand-by commitment agreements

The Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund’s option specified securities at a specified price. The Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as “put” options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. When investing in stand-by commitments, the Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of O’Connor Alternative Investments, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, O’Connor Alternative Investments will periodically review relevant financial information concerning the issuer’s assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the transaction meets the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities and Delayed Delivery Transactions”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 Under the 1940 Act” below.

The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the Fund.

Structured notes, bonds or debentures

Typically, the value of the principal and/or interest on structured notes, bonds and debentures is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Limitations on leverage—As discussed in the Prospectus, some of the structured notes in which Fund invests may involve leverage. Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment. Economically leveraged structured notes can increase the gain or the loss associated with changes in the value of the underlying instrument. The Fund will seek to limit the amount of economic leverage it has under any one structured note in which it invests and the leverage of the Fund’s overall portfolio. The Fund will not invest in a structured note if, at the time of purchase that note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index; or the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a structured note, assuming a one percent price increase in the underlying index. In other words, for a structured note with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the structured note. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Fund’s portfolio, weighted by the market values of such instruments. To the extent that the policy on the Fund’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the 1940 Act.

Principal protection—Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.

O’Connor Alternative Investments’ decision on whether to use principal protection depends in part on the cost of the protection. The Fund will, however, limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, the Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.

The Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Fund may invest in may have no principal protection and the instrument could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked instrument, the Fund may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note. O’Connor Alternative Investments, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection. In deciding to purchase a note without principal protection, O’Connor Alternative Investments may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variable over the term of the note, the cost of the note, and any other economic factors which O’Connor Alternative Investments believes are relevant.

The Fund does not currently expect to invest more than 25% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment.

The Fund does not currently intend to invest more than 10% of its total assets in notes that mature in more than 19 months.

Resolution measures—Certain structured notes issued by European issuers may subject a fund that purchases them to the imposition of “resolution measures” required under the European Union Bank Recovery and Resolution Directive. Such measures include the power to (i) write down, including to zero, any payment on the notes; (ii) convert the notes into ordinary shares or certain other equity instruments; and/or (iii) apply any other resolution measure, including, but not limited to, any transfer of the notes to another entity, the amendment of the terms and conditions of the notes or the cancellation of the notes. If a resolution measure becomes applicable to the structured notes held by a fund, the fund could lose some or all of its investment.

Swap agreements

The Fund may enter into swap agreements with respect to interest rates, specific securities or commodities and indexes of securities or commodities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, the Fund may enter into swap agreements with respect to foreign currencies.

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective(s) and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Commodity swaps may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on O’Connor Alternative Investments’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may lack liquidity. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Pursuant to restrictions imposed on the Fund by the Code which limit the Fund’s ability to use swap agreements, the Fund limits its investments in commodity-linked swap agreements so that the income derived from commodity-linked swap agreements is limited to a maximum of 10% of the Fund’s gross income.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The Subsidiary may invest without limit in commodity-linked swap agreements.

Credit default swap agreements—The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity. As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security. The Fund bears the same risk as a buyer of fixed income securities directly. The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may lack liquidity. Other credit default swap agreements, however, may have greater liquidity. Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by O’Connor Alternative Investments. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary. The Fund may, but is not required to, use credit swaps or any other credit derivative. There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Interest rate caps, floors and collars—Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Temporary investments

To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by O’Connor Alternative Investments, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the U.S. and foreign issuers. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. government securities

The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if O’Connor Alternative Investments determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Variable and floating rate securities and master demand notes

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

VRDNs are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-issued securities and delayed-delivery transactions

The Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if O’Connor Alternative Investments deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

Rule 18f-4 under the 1940 Act permits the Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and nonstandard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See “—Regulatory Aspects of Derivatives Instruments—Rule 18f-4 under the 1940 Act” below.

Zero coupon securities

The Fund may invest without limit in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See “Additional Information Concerning Taxes.” At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.

Government zero coupon securities—The Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as “Government zero coupon securities”).

Regulatory aspects of derivatives instruments

O’Connor Alternative Investments is registered as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund. The disclosures and operations of the Fund must comply with all applicable CFTC regulations. Compliance with these additional regulatory requirements affects the Fund’s regulatory compliance costs. O’Connor Alternative Investments is not required to be registered as a “commodity trading advisor” with respect to its serve as the investment manager to the Funds.

Transactions in options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. The CFTC and certain U.S. exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person, or group of persons acting together, may hold or control in particular futures, options on futures contracts and swaps that perform a significant price discovery function, regardless of whether the contracts were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Transactions in certain futures, options on futures, and swaps by the Fund is subject to these speculative position limits. Thus, the number of futures contracts or options on futures the Fund may write or hold may be affected by futures or options on futures written or held by other entities, including other accounts advised by O’Connor Alternative Investments. Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Rule 18f-4 under the 1940 Act

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below under “—When-Issued Securities and Delayed Delivery Transactions”).

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Fund’s Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Regulation of OTC derivatives

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, included provisions that comprehensively regulated OTC derivatives. Dodd-Frank provided that the CFTC regulate “swaps” and that the SEC regulate “security based swaps.” Swaps include, among other things, OTC derivatives on interest rates, commodities, broad-based securities indexes, including broad-based credit default swap indexes, and currency. Security-based swaps include, among other things, OTC derivatives on single securities, baskets of securities, or narrow-based indexes, or on loans and single-name or narrow-based indexes of credit default swaps.

Dodd-Frank authorized the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses and directed the SEC and CFTC to establish documentation, and dealer and major participant registration requirements for derivatives that continued to trade on the over-the-counter market. Dodd-Frank also directed the SEC, with respect to security-based swaps traded by non-banking entities, the CFTC, with respect to swaps traded by non-banking entities, and the U.S. bank regulators (the “Prudential Regulators”), with respect to security-based swaps and swaps traded by banking entities, to develop margin rules for OTC derivatives and capital rules for regulated dealers and major participants.

As a result of these regulations, several types of CFTC-regulated swaps are required to be traded on swap execution facilities and cleared through a regulated designated clearing organization (“DCO”). Swaps submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant DCO.

In addition, swap dealers are required to post and collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Further, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

As a contractual matter, OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums and for OTC derivatives beyond any regulatory minimums. The regulators also have broad discretion to impose margin requirements on cleared and non-cleared derivatives.

These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it. OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank. This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees. As required by the 1940 Act, margin posted by the Fund directly to a dealer in respect to an OTC derivative, will be posted through the Fund’s custodian pursuant to a tri-party agreement. Margin posted by the Fund to a DCO, however, is posted directly to the Portfolio’s futures commission merchant that is the applicable member of the DCO for posting to the clearing house.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member, although the CFTC’s LSOC regulations generally mitigate much of the “fellow customer” bankruptcy risk that is applicable to cleared futures. Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.

Swap dealers and major swap participants are now required to register with the CFTC and security-based swap dealers and major security-based swap participants, are required to register with the SEC. Swap dealers and security-based swap dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for dealers in both cleared and OTC derivatives, which costs may be passed along to the Fund as market changes continue to be implemented. The overall impact of these Dodd-Frank-related regulations on the Fund remains highly unclear.

In addition, regulations adopted by Prudential Regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

In addition, the CFTC and the United States commodities exchanges has historically imposed limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges, including with respect to futures and options on futures on many physical commodities, such as energy metals and agricultural commodities (the “core referenced futures contracts”), and on economically equivalent swaps. An economically equivalent swap is a swap with identical material contractual specifications, terms and conditions to a core referenced futures contract, disregarding differences with respect to any of the following: (1) lot size specifications or notional amounts, (2) post-trade risk management arrangements and (3) delivery dates for physically-settled swaps as long as these delivery dates diverge by less than one calendar day from the referenced contract’s delivery date (or, for natural gas, two calendar days). Certain position limits rules include an exemption from limits for bona fide hedging transactions or positions. A bona fide hedging transaction or position may exceed the applicable federal position limits if the transaction or position: (1) represents a substitute for transactions or positions made or to be made at a later time in a physical marketing channel; (2) is economically appropriate to the reduction of price risks in the conduct and management of a commercial enterprise; and (3) arises from the potential change in value of (A) assets which a person owns, produces, manufactures, processes or merchandises, or anticipates owning, producing, manufacturing, processing or merchandising; (B) liabilities which a person owes or anticipates incurring; or (C) services that a person provides or purchases, or anticipates providing or purchasing. The CFTC’s position rules set forth a list of enumerated bona fide hedges for which a market participant is not required to request prior approval from the CFTC in order to hold a bona fide hedge position above the federal position limit. However, a market participant holding an enumerated bona fide hedge position still would need to request an exemption from the relevant exchange for exchange-set limits. For non-enumerated bona fide hedge positions, a market participant may request CFTC approval (directly or indirectly through the applicable exchange) which must be granted prior to exceeding the applicable federal position limit, except where there is a demonstrated sudden or unforeseen increase in bona fide hedging needs (in which case the application must be submitted within five business days after the market participant exceeds the applicable limit). As a consequence of the CFTC’s position limits, the size or duration of positions available to the Fund may be severely limited. All accounts owned or managed by the Adviser are likely to be combined for speculative position limit purposes. The Fund may be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to the Fund.

Liquidity risk management

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), requires open-end funds, such as the Fund, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program (the “Liquidity Program”), and the Board has appointed O’Connor Alternative Investments as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, O’Connor Alternative Investments assesses, manages and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Investment restrictions

The following fundamental investment restrictions numbered 1 through 8 are applicable to the Fund (unless otherwise indicated) and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares of the Fund is present or represented by proxy, or (b) more than 50% of the outstanding shares.

Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. The non-fundamental investment restrictions numbered 9 through 11 are applicable only to the Fund may be changed by a vote of the Board at any time. If a percentage restriction (other than the percentage limitation set forth in number 1) is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental investment restrictions

The Fund (unless otherwise indicated) may not:

1. Borrow money, except to the extent permitted under the 1940 Act;

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. government securities; (b) 25% or more of the Fund’s assets may be indirectly exposed to industries in commodity sectors of an index, and (c) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries);

3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4. Underwrite any securities issued by other issuers, except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options and futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments backed by physical commodities or by indices;

7. Issue any senior security, except as permitted in these Investment Restrictions.

Non-fundamental investment restrictions

The Fund may not:

1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, options on futures contracts, swaps and other derivative instruments.

2. Invest more than 15% of the value of the Fund’s net assets in investments that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment.

3. Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

The Subsidiary will follow the Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

Portfolio valuation

The net asset value (“NAV”) of the Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The Fund’s NAV is not calculated on the days on which the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

The NAV per share of the Fund is calculated by adding the value of the Fund’s respective securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Board. Subject to the provisions of the Agreement and Declaration of Trust determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Board, the assets of the Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.

●	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Portfolio transactions

Subject to the policies established by the Board, the Adviser make decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser shall manage the Fund’s portfolios in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between the

Adviser and the Trust on behalf of the Fund, which is described in detail under “Management and Other Service Providers.” The Adviser serves as investment adviser for a number of client accounts, including the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

Brokerage Selection. The Board has adopted policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Adviser for their analysis and consideration. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the OTC market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the Adviser will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

Prior to April 1, 2026, UBS AM (Americas) was responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives. For the fiscal year ended October 31, 2025, the Fund did not pay any brokerage commissions to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to the Adviser’s own research program.

The Fund paid $326,546, $21,580 and $147,680 in commissions to broker-dealers for execution of portfolio transactions during the fiscal years ended October 31, 2023, 2024 and 2025 respectively. For the fiscal years ended October 31, 2023, 2024 and 2025, all orders for transactions in securities or options on behalf of the Fund were placed by UBS AM (Americas), as the Fund’s former investment adviser, with broker-dealers that it selects, including UBS Asset Management (US) Inc. (“UBS AM (US)”), the Fund’s former distributor and an affiliate of UBS AM (Americas), and other affiliates of UBS Group AG. The Fund was permitted to utilize UBS AM (US) or other affiliates of UBS Group AG in connection with a purchase or sale of securities when UBS AM (Americas) believed that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

As of October 31, 2025, the Fund did not hold any securities of their regular broker-dealers (or parents) that were acquired during the fiscal year ended October 31, 2025.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Subsidiary will follow the same brokerage practices as does the Fund.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

For the fiscal years ended October 31, 2024 and 2025, the Fund’s portfolio turnover rates were 80% and 60%, respectively.

Management and other service providers

The business of the Trust is managed under the direction of the Board in accordance with the Trust’s Trust Instrument and By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). The Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by William Ferri, who has served as the Chairman of the Board since March 13, 2026. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. The Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees. The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate. The Valuation Committee is responsible for overseeing the valuation designee who has the authority to determine the fair value of specific securities under the policies and procedures adopted by the Board.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served	Principal occupation(s) during past five years	Number of portfolios in Fund complex* overseen by Trustee/ advisory board member	Other directorships held by Trustee during past five years
Independent Trustees
Douglas Barnard Year of Birth: 1960	Independent Trustee	Since 3/13/26	Director, Prophet Asset Management LLC (manager of private funds) (2015-present).	8	CF Acquisition Corp VI (2021-2022); Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust for all its series (2022-present).
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 3/13/26	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present).	8	Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust for all its series (2022-present).
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 3/13/26	Remate Lince S.A.P.I. de C.V. (2017-present); Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present)..	8	CF Acquisition Corp IV (2020-2023); Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust for all its series (2022-present); CF Acquisition Corp V (2021-2022).
Interested Trustee
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Trustee Since 3/13/26 Officer Since 4/1/26	Global Head of Asset Management Cantor Fitzgerald (2022- present).	8	Cantor Fitzgerald Infrastructure Fund (2022-present); Cantor Select Portfolios Trust for all its series (2022-present).
Other officers
Dylan Germishuys Year of Birth: 1969	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 4/1/26	Head of Alternatives Operations & Accounting, UBS Asset Management Americas LLC from January 2025 - March 2026. For 2023 and 2024 Mr. Germishuys managed the integration of UBS and Credit Suisse Asset Management divisions. Mr. Germishuys was COO of UBS Hedge Fund Solutions LLC prior to that during which time he served as an officer for several of UBS registered funds.	n/a	n/a
Adam Brajer Year of Birth: 1983	Secretary	Since 4/1/26	Senior Deputy General Counsel, Managing Director, and Secretary, Cantor Fitzgerald (2025- present); General Counsel; Cantor Fitzgerald Asset Management division (2025-present); Assistant General Counsel, Cantor Fitzgerald (2009-2025).	n/a	n/a

Name, address and year of birth	Position(s) held with Trust	Term of office and length of time served	Principal occupation(s) during past five years	Number of portfolios in Fund complex* overseen by Trustee/ advisory board member	Other directorships held by Trustee during past five years
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/1/26	Senior Vice President and Head of Fund Compliance, Northern Lights Compliance, LLC (2023-present); Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023).	n/a	n/a
Connor Burke Year of Birth: 1989	Assistant Secretary	Since 4/8/26	General Counsel, O’Connor Alternative Investments, LLC (Jan. 2026-Present); General Counsel, UBS O’Connor LLC (Jan. 2021-March 2024); General Counsel (O’Connor), UBS Asset Management (Americas) LLC (April 2024-Dec. 2025).	n/a	n/a
Laura Lyons Year of Birth: 1984	Assistant Secretary	Since 4/8/26	Deputy General Counsel, O’Connor Alternative Investments, LLC (2026-Present); Deputy General Counsel (O’Connor), UBS Asset Management (Americas) LLC (2024-2026); Associate General Counsel, UBS O’Connor LLC (Jan. 2022-2024); Assistant General Counsel, LGIM America (2021-2022); Associate, Sidley Austin LLP (2015-2021).	n/a	n/a
Sakina Ujjainwala Year of Birth: 1978	Assistant Treasurer	Since 4/1/26	Head of Accounting, Finance and Tax for O’Connor at UBS from 2023 - 2025. Based in London, Sakina was responsible for overseeing the internal portfolio accounting, financial reporting, regulatory and client reporting, NAV validation, daily P&L, and product implementation. She was also responsible for evaluation, oversight and substantiation of the aggregated investment attributes (Portfolio) across multiple asset classes, currencies, accounting bases, guidelines and reporting requirements. Prior to joining O’Connor, Sakina led the Account Management team at SS&C Technologies Holding Inc.	n/a	n/a

*	The “Fund Complex” includes the Fund; Cantor Fitzgerald Equity Dividend Plus Fund, Cantor Fitzgerald Large Cap Focused Fund, Cantor Fitzgerald International Equity Fund, Cantor Fitzgerald Equity Opportunity Fund and Cantor Fitzgerald High Yield Fund (each a series of Cantor Select Portfolios Trust); Cantor Fitzgerald Commodity Return Strategy Portfolio (as series of Cantor Fitzgerald Variable Insurance Trust); and Cantor Fitzgerald Infrastructure Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended October 31, 2025, the Audit Committee met five times. Prior to March 13, 2026, the Audit Committee was comprised of the individuals who served as the Independent Trustees of the Trust prior to the UBS/Cantor Transition (as defined below).

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Fund’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee met three times during the fiscal year ended October 31, 2025. Prior to March 13, 2026, the Nominating and Governance Committee was comprised of the individuals who served as the Independent Trustees of the Trust prior to the UBS/Cantor Transition.

Valuation Committee

The Board has a Valuation Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Valuation Committee is responsible for overseeing the valuation designee (the Adviser) who is responsible for determining, in good faith, the fair value of securities and other assets of the Fund for which market quotations are not readily available pursuant to the policies and procedures adopted by the Trust’s Board. There were no meetings of the Valuation Committee during the fiscal year ended October 31, 2025 because the Valuation Committee was established on March 13, 2026.

Compensation

Effective March 13, 2026, each “non-interested” Trustee receives an annual retainer of $40,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $10,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

Prior to March 13, 2026, each Trustee who was not a director, trustee, officer or employee of UBS AM (Americas), State Street Bank and Trust Company (“State Street”), UBS AM (US) or any of their affiliates received an annual retainer of $110,000 for the open-end fund complex advised by UBS AM (Americas) for four quarterly meetings and one special meeting and was reimbursed for expenses incurred in connection with his or her attendance at Board meetings. The Independent Chair of the open-end fund complex advised by UBS AM (Americas) received an aggregate annual fee of $24,047 and the chairman of the Audit Committee of the open-end fund complex advised by UBS AM (Americas) received an additional $9,783 in the aggregate and the chair of the Nominating Committee of the open-end fund complex advised by UBS AM (Americas) received an additional $5,357 in the aggregate.

None of the interested Trustees or executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended October 31, 2025. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate compensation from the Fund	Pension or retirement benefits accrued as part of Fund expenses	Estimated annual benefits upon retirement	Total compensation from Fund and Fund complex paid to Trustees*
Current Independent Trustees
Douglas Barnard*	N/A	N/A	N/A	N/A
Ramona Heine*	N/A	N/A	N/A	N/A
Louis Zurita*	N/A	N/A	N/A	N/A
Former Independent Trustees
Laura A. DeFelice**	52,058	N/A	N/A	177,963
Mahendra R. Gupta**	47,559	N/A	N/A	167,162
Samantha Kappagoda**	43,815	N/A	N/A	151,455
Steven N. Rappaport***	5,475	N/A	N/A	38,636
Lee M. Shaiman**	43,237	N/A	N/A	139,800
Former Advisory Board Member
Charles W. Gerber**	43,237	N/A	N/A	140,750
Current Interested Trustee
William Ferri*	None	N/A	N/A	None
Former Interested Trustee
John Popp**	None	N/A	N/A	None

*	Each of Mr. Barnard, Ms. Heine, Mr. Zurita and Mr. Ferri became a Trustee of the Trust effective March 13, 2026.

**	Effective March 13, 2026, each of Ms. DeFelice, Mr. Gupta, Ms. Kappagoda, Mr. Shaiman and Mr. Popp ceased to serve as Trustees of the Trust and Mr. Gerber ceased to serve as Advisory Board Member of the Trust.

***	Mr. Rappaport retired as a Trustee of the Trust effective December 31, 2024.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of October 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. Each of the Trustees became a Trustee effective March 13, 2026.

Name of Trustee	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities in all registered investment companies overseen by Trustee in family of investment companies
Douglas Barnard	None	None
Ramona Heine	None	None
Louis Zurita	None	None
William Ferri	None	None

*	“Family of investment companies” includes the Fund.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of October 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, the Fund’s distributor, or any person controlling, controlled by, or under common control with the Adviser, or the Fund’s distributor.

Principal Holders of Voting Securities. As of the date of this registration statement, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders.

Investment Adviser. O’Connor Alternative Investments, LLC, located at 110 East 59th Street, NY, NY 10022, serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P. O’Connor Alternative Investments was established in 2025 and has recently registered with the SEC as an investment adviser. O’Connor Alternative Investments is an indirect wholly owned subsidiary of Cantor Fitzgerald, L.P., located at 110 East 59th Street, NY, NY 10022, and an affiliate of Cantor Fitzgerald Investment Advisors, L.P., was formed in 2010 and became registered in 2011 as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Investment Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Investment Advisory Agreement, subject to the supervision and direction of the Board, O’Connor Alternative Investments, LLC is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies. O’Connor Alternative Investments is responsible for providing investment management services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. O’Connor Alternative Investments also provides the Fund with certain administrative services under the Investment Advisory Agreement. In addition to expenses that O’Connor Alternative Investments may incur in performing its services under the Investment Advisory Agreement, O’Connor Alternative Investments pays the compensation, fees and related expenses of all Trustees who are affiliated persons of O’Connor Alternative Investments or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment management and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses. Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to the Fund are allocated by or under the direction of the Fund’s Board in such manner as the Board determines to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except management and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

In addition, as described below under “Organization and Management of Wholly-Owned Subsidiary,” the Subsidiary has entered into separate contracts with O’Connor Alternative Investments whereby O’Connor Alternative Investments provides investment advisory and administrative services, respectively, to the Subsidiary. O’Connor Alternative Investments does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays O’Connor Alternative Investments based on the Fund’s assets, including the assets invested in the Subsidiary.

The Investment Advisory Agreement provides that O’Connor Alternative Investments shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except that O’Connor Alternative Investments shall be liable for a loss resulting from a breach of fiduciary duty by O’Connor Alternative Investments with respect to the receipt of compensation for services; provided that nothing in the Investment Advisory Agreement shall be deemed to protect or purport to protect O’Connor Alternative Investments against any liability to the Fund or to shareholders of the Fund to which O’Connor Alternative Investments would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of O’Connor Alternative Investments’ reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Fund or O’Connor Alternative Investments may terminate the Investment Advisory Agreement on 60 days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). For its services to the Fund, O’Connor Alternative Investments is paid (before any waivers or reimbursements) a fee calculated and paid monthly calculated as a percentage of average daily net assets at an annual rate of 0.59%.

Prior to April 1, 2026, UBS Asset Management (Americas) LLC (“UBS AM (Americas)”) served as the investment manager to the Fund. On May 28, 2025, UBS AM (Americas) entered into a definitive agreement with O’Connor Alternative Investments pursuant to which O’Connor Alternative Investments agreed to acquire UBS AM (Americas)’s O’Connor investment platform (the “UBS/Cantor Transaction”). On December 10, 2025, the Fund’s shareholders approved the Investment Advisory Agreement and elected four new trustees (the “New Trustees”), who currently oversee other registered investment companies advised by Cantor Fitzgerald Investment Advisors, L.P., an affiliate of O’Connor Alternative Investments, to succeed the Fund’s previous trustees. The New Trustees took office on March 13, 2026, and the Investment Advisory Agreement went into effect on April 1, 2026. For its services to the Fund, the UBS AM (Americas) was paid (before any waivers or reimbursements) a fee calculated and paid monthly calculated as a percentage of average daily net assets at an annual rate of 0.59%.

Prior to May 1, 2024, Credit Suisse Asset Management, LLC (“CSAM”) served as the investment adviser to each Fund. Effective May 1, 2024. CSAM merged into UBS AM (Americas), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to the Fund.

Pursuant to expense limitation agreements, O’Connor Alternative Investments will limit the operating expenses of Class A, Class C and Class I of the Fund, as set out in the following table:

	Expense limitation
Fund	Class A	Class C	Class I
Cantor Fitzgerald Commodity Return Strategy Fund	1.05%	1.80%	0.80%

These expense limitations exclude certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). These expense limitations will be in effect at least through February 28, 2028. The Trust is authorized to reimburse O’Connor Alternative Investments for management fees previously waived and/or for expenses previously paid by O’Connor Alternative Investments, provided, however, that any reimbursement must be paid at a date not more than three years after the end of the fiscal year during which such fees were waived or expenses were paid by O’Connor Alternative Investments and the reimbursement does not cause an applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by O’Connor Alternative Investments or (ii) the applicable expense limitation in effect at the time of such reimbursement. Each contract may not be terminated before February 28, 2028. O’Connor Alternative Investments may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

The following table shows the dollar amount of investment management fees earned or accrued by UBS AM (Americas), as the Fund’s investment adviser between May 1, 2024 and March 31, 2026, or CSAM, as the Fund’s investment adviser prior to May 1, 2024, with respect to the Fund, along with the amount of these fees that were waived and/or reimbursed, if any, for the past three fiscal years.

Cantor Fitzgerald Commodity Return Strategy Fund	Fees paid (after waivers)	Waivers	Reimbursements
Year ended October 31, 2025	$6,945,276	$598,900	$0
Year ended October 31, 2024	$6,806,087	$416,463	$0
Year ended October 31, 2023	$9,652,509	$195,903	$0

Administration agreements

For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated in total for the Fund, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

The following table shows the dollar amount of co-administration fees paid by the Fund to State Street for the fiscal years ended October 31, 2023, 2024 and 2025.

Fund	Fees paid
Cantor Fitzgerald Commodity Return Strategy Fund
Year ended October 31, 2025	$184,406
Year ended October 31, 2024	$197,097
Year ended October 31, 2023	$263,273

Securities lending agreement

State Street has been engaged by the Fund to act as the Fund’s securities lending agent. The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities. Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. State Street is permitted to invest cash collateral from securities lending transactions in shares of money market funds and short-term fixed income funds. During the fiscal year ended October 31, 2025, the Fund earned $66,833 from investment in cash collateral received in connection with securities lending arrangements, of which $58,326 was rebated to borrowers (brokers). The Fund retained $6,380 in income, and paid $2,127 to State Street as securities lending agent.

Organization and management of wholly-owned subsidiary

The Fund intends to or may gain exposure to commodity markets by investing up to 25% of its total assets in the shares of its Subsidiary. The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Subsidiary is a company organized under the laws of the Cayman Islands, and its registered office is located at the offices of Walkers SPV Limited, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands. The Subsidiary’s affairs are overseen by a board consisting of three directors: Ramona Heine, Douglas Barnard and Louis Zurita. Each director of the Subsidiary is an Independent Trustee of the Trust and his or her biography is listed above.

The Subsidiary has entered into separate contracts with O’Connor Alternative Investments whereby O’Connor Alternative Investments provides investment advisory and administrative services, respectively, to the Subsidiary.

O’Connor Alternative Investments does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Fund pays O’Connor Alternative Investments based on the Fund’s assets, including the assets invested in its Subsidiary. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, O’Connor Alternative Investments, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis.

Please refer to the section in this Statement of Additional Information titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Fund’s investment in its Subsidiary.

Portfolio managers

Portfolio managers’ compensation. Each portfolio manager’s compensation from the Adviser includes base salary, a bonus based on the profitability of the Adviser, and participation in the Adviser’s 401(k) plan and health plan. The Adviser does not pay performance or asset-based compensation to the portfolio managers.

Potential conflicts of interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Portfolio managers’ ownership of securities. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of October 31, 2025.

Fund	Name of portfolio manager(s)	Dollar range of equity securities in the Fund managed by the named portfolio manager*
Cantor Fitzgerald Commodity Return Strategy Fund	Christopher Burton	E
	Scott Ikuss	B

*	Key to Dollar Ranges:

A. None

B. $1—$10,000

C. $10,001—$50,000

D. $50,001—$100,000

E. Over $100,000

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of October 31, 2025.

	Registered Investment companies		Pooled Investment vehicles		Other accounts
Cantor Fitzgerald Commodity Return Strategy Fund
Christopher Burton*	4	$2,008 million	5	$621 million	1	$1,242
Scott Ikuss*	4	$2,008 million	5	$621 million	1	$1,242

*	As of October 31, 2025, Messrs. Burton and Ikuss managed 1 account which had assets under management of $195 million, and which have additional fees based on the performance of the accounts.

Code of ethics

The Fund, O’Connor Alternative Investments and Ultimus have each adopted a written Code of Ethics (each, a “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics of O’Connor Alternative Investments also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not profit from pending trade information, including from in-process trade orders; and (4) Covered Persons may only participate in initial public offerings with prior approval.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and transfer agent

State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities held by it and (e) makes periodic reports to the Board of Trustees concerning the Fund’s operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) (previously known as “DST Asset Management Solutions, Inc.”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which SS&C (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the transfer agent’s operations with respect to the Fund. SS&C’s principal business address is 801 Pennsylvania Avenue, Kansas City MO 64105-1307.

Proxy voting policies

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight by the Board. A copy of the Adviser’s Proxy Voting Policy and Procedures is included as Appendix B to this SAI. No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year is available (i) without charge, upon request, by calling the Fund at 855-922-6867; and (ii) on the SEC’s website at http://www.sec.gov.

Disclosure of portfolio holdings

The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

In accordance with these policies and procedures, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, https://commodities.cantorassetmanagement.com/. In addition, top positional holdings and portfolio-related statistical information may be publicly disclosed periodically.

The Fund does not selectively disclose its respective Fund holdings to any person, other than rating agencies, those entities referenced below. Such disclosures are made only on the condition that the information is kept confidential.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and independent pricing services.

●	Administrator. Personnel of State Street have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Custodian. Personnel of State Street and its agents have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Rating Agencies. Morningstar, Lipper, and other mutual fund rating agencies may also receive the Fund’s full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time. The rating agencies may receive the holdings information earlier than the 30-day lag if confidentiality agreements are in place.

●	Auditors, Tax Accountants. Personnel of the Fund’s independent registered public accounting firm have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

●	Fund Counsel. Personnel of the Fund’s counsel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Other than as described above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Neither the Fund nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

Distribution and shareholder servicing

Distributor. Pursuant to a Distribution Agreement, Ultimus serves as the distributor of the Fund’s shares and offers the Fund’s shares on a continuous basis. Ultimus’s principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. In connection with the change in the Fund’s investment adviser from UBS AM (Americas) to O’Connor Alternative Investments, the Fund’s distributor changed from UBS Asset Management (US) Inc. (“UBS AM (US)”) to Ultimus effective on April 1, 2026.

Class A and Class C shares. The Fund has adopted Plans of Distribution for its Class A shares and Class C shares (each, a “Class A 12b-1 Plan” and “Class C 12b-1 Plan,” respectively, and collectively, the “12b-1 Plans”), to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares and the servicing of accounts, including paying compensation to Ultimus.

Although actual distribution expenses may be more or less, pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to Ultimus, with respect to Class A and Class C shares of the Fund, at an annual rate of up to 0.25% and 1%, respectively.

For the fiscal year ended October 31, 2025, the Fund paid the amounts set out in the table below to UBS AM (US), as the Fund’s distributor prior to April 1, 2026, under its 12b-1 Plans:

	Class A 12b-1 Plan	Class C 12b-1 Plan
Cantor Fitzgerald Commodity Return Strategy Fund	$70,583	$38,202

Distribution and service fees on Class A and C shares are used to pay Ultimus to promote the sale of shares and the servicing of accounts of the Fund. Ultimus also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by Ultimus under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating Ultimus’s employees or employees of the distributor’s affiliates for their distribution assistance.

During the fiscal year ended October 31, 2025, UBS AM (US) spent the fees paid under the Fund’s Class A 12b-1 Plan as follows:

CLASS A	Amount
Marketing and advertising	$8,116
Printing and mailing prospectuses for promotional purposes	$7,406
Payment to broker-dealers	$70,371

During the fiscal year ended October 31, 2025, UBS AM (US) spent the fees paid under the Fund’s Class C 12b-1 Plan as follows:

CLASS C	Amount
Marketing and advertising	$4,976
Printing and mailing prospectuses for promotional purposes	$270
Payment to broker-dealers	$36,673

With respect to sales of the Fund’s Class A or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), Ultimus pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

Payments to intermediaries. O’Connor Alternative Investments, Ultimus and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of O’Connor Alternative Investments’, Ultimus’ and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by O’Connor Alternative Investments, Ultimus and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to intermediaries as set forth in the Prospectus.

The Additional Payments are intended to compensate intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to Fund included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Fund from time to time; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition O’Connor Alternative Investments, Ultimus and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund. These Additional Payments may exceed amounts earned on these assets by O’Connor Alternative Investments, Ultimus and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to an intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an intermediary may have an incentive to recommend one fund complex over another. Similarly, if an intermediary receives more distribution assistance for one share class versus another, that intermediary may have an incentive to recommend that share class. Because intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class is most appropriate for you.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments, flat fees or minimum aggregate fees.

General. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans. Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner. The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by the Fund to Ultimus under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by Ultimus and the payments may exceed the distribution expenses actually incurred.

Ultimus provides the Board with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund

Cantor Fitzgerald Commodity Strategy Funds is an open-end management investment company. The Trust was organized in 2004 under the laws of the State of Delaware.

The Trust currently offers shares of one series: the Cantor Fitzgerald Commodity Return Strategy Fund, which is “diversified” within the meaning of the 1940 Act.

Effective April 1, 2026, the Fund changed its name from “Credit Suisse Commodity Return Strategy Fund” to “Cantor Fitzgerald Commodity Return Strategy Fund” and the Trust changed its name from “Credit Suisse Commodity Strategy Funds” to “Cantor Fitzgerald Commodity Strategy Trust” in connection with the change in the Fund’s investment adviser from UBS AM (Americas) to O’Connor Alternative Investments as part of the UBS/Cantor Transaction.

The Trust’s charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the relevant Board determines that doing so is in the best interest of the Fund. The circumstances under which the relevant Board may involuntarily redeem shareholders include, but are not limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to, the particular class or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the relevant Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law. The Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

Additional information about the Trust. Under the Trust’s Trust Instrument, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share. The Fund currently offers Class A, Class C and Class I shares. Unless otherwise indicated, references to the Fund apply to each class of shares of the Fund.

Under the Trust’s Trust Instrument, no Trustee or any officer or employee of the Trust, when acting in such capacity shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer or employee of the Trust. No Trustee or any officer or employee of the Trust shall be liable for any act or omission or any conduct whatsoever in his or her capacity as Trustee or as an officer or employee of the Trust, provided that nothing contained in the Trust Instrument or the Delaware Statutory Trust Act shall protect any Trustee or any officer or employee of the Trust against any liability to the Trust or to shareholders which would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer or employee of the Trust under the Trust Instrument.

All shareholders of the Fund, in each class, upon liquidation of the Fund, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees of the Fund. Shares are transferable but have no preemptive, conversion or subscription rights.

Investors in the Fund is entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 50% of the outstanding shares of the Trust.

Additional purchase and redemption information

The offering price of the Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund is not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund is authorized to accept orders on the Fund’s behalf. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Fund. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure that Fund is appropriate. To make direct investments, you must open an account with the Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from the Fund, contact the Fund to obtain an application. Complete the application and mail it to the Fund along with a check payable to Cantor Fitzgerald Commodity Strategy Trust; by regular mail: Cantor Fitzgerald Funds, P.O. Box 219916, Kansas City, MO 64121-9916 or overnight mail Cantor Fitzgerald Commodity

Strategy Trust, do SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1307.

The Fund accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Cantor Fitzgerald Commodity Strategy Trust and should clearly indicate your account number. Please call the Fund at 855-922-6867 with any questions regarding purchases by mail. The Fund cannot accept “starter” checks that do not have your name preprinted on them.

The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares. Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives. All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Initial sales charge—Class A amount purchased	As a % of amount invested	As a % of offering price	Commission to financial representative as a % of offering price
Less than $50,000	4.99%	4.75%	4.25%
$50,000 to less than $100,000	4.71	4.50	4.00
$100,000 to less than $250,000	3.63	3.50	3.25
$250,000 to less than $500,000	2.56	2.50	2.25
$500,000 to less than $1,000,000	2.04	2.00	1.75
$1,000,000 or more	0*	0	0.50**

*	On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**	The distributor may pay a financial representative a fee as follows: up to 0.50% on purchases of $1 million up to and including $10 million, up to 0.25% on the next $40 million and up to 0.125% on purchase amounts over $50 million.

Additional fee waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Intermediary-Specific Sales Charge Waiver Policies” in the Prospectus.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

General

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from Ultimus or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from Ultimus or an affiliate for these services. The Prospectus should be read in connection with such firms’ material regarding their fees and services.

For the fiscal years ended October 31, 2023, 2024 and 2025, UBS AM (US) received, $9,547, $25,864 and $3,279, respectively, on the sale of Class A shares of the Fund, of which UBS AM (US) retained $973, $2,962 and $376, respectively. For the fiscal years ended October 31, 2023, 2024 and 2025, UBS AM (US) received $85, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class A shares of the Fund. For the fiscal years ended October 31, 2023, 2024 and 2025, UBS AM (US) received $0, $0 and $0, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Fund.

Redemptions

General. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

Payment for shares redeemed generally will be on the next business day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Fund reserves the right to delay payment for up to seven calendar days.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Generally, all redemptions will be in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents. The Fund may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Fund may satisfy redemption requests by accessing a bank line of credit or using other short-term borrowings from the Fund’s custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic cash withdrawal plan

An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares and Class C shares of the Fund may be subject to a deferred sales charge.

Special Provisions Applicable to Class C Shares Only

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent deferred sales charge—General

Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. Ultimus receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged.

Exchange privilege

You may use proceeds from the redemption of shares of the Fund to purchase the same class of shares of any series of the Cantor Select Portfolios Trust (a “Cantor Fund”), provided that shares of the Cantor Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the prospectus of the Cantor Fund into which the shares are to be exchanged. The class of shares of the Fund to be acquired will be purchased at the NAV next determined after receipt of the written exchange request in proper form. The exchange of shares of one Cantor Fund for shares of another Cantor Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. A sales charge differential may apply. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Cantor Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Conversions. Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, that has an agreement with O’Connor Alternative Investments or Ultimus specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of O’Connor Alternative Investments or its affiliates, the minimum initial investment for Class I shares is $2,500.

Additional information concerning taxes

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (a “RIC”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has issued a ruling that causes certain income from commodity-linked swaps, in which the Fund may invest in order to gain exposure to an index, to not be considered qualifying income. The income the Fund derives directly from such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10 percent of its gross income. If the Fund does not meet the requirements for being a tax-qualified regulated investment company, it will be subject to federal income tax on its net income and capital gains as a regular corporation and when distributed, that income and capital gain would be taxable to shareholders as an ordinary dividend to the extent of the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The rest of this tax section assumes that the commodity-linked derivative instruments in which the Fund invests directly are “securities” within the meaning of the 1940 Act.

The Fund intends to invest not more than 25% of its total assets in its Subsidiary. The Subsidiary may invest without limitation in commodity-linked swaps and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked instruments as qualifying income.

The Fund

The Fund intends to qualify as regulated investment companies each taxable year under the Code. To so qualify, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to any interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)

plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”). The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will be subject to the Distribution Requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The applicable Board of Trustees will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency, PFIC and other “specified” losses over post-October foreign currency, PFIC, and other “specified” gains, or other post-December ordinary losses over other post-December ordinary income), or if there is such net capital loss, any net short-term or long-term loss until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special tax considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

The Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero coupon securities

The Fund’s investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive sales

The so-called “constructive sale” provisions of the Code apply to activities by the Fund that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities during taxable year.

Straddles

The options transactions that the Fund enters into, if any, may result in “straddles” for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

Options and section 1256 contracts

If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognize short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, the Fund’s investments in so-called “section 1256 contracts,” if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short sales

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (iii) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects, or is required, to accrue such market discount currently. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to the Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code. If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Tax treatment of commodity-linked swaps

The IRS has issued a ruling that income realized directly from certain types of commodity-linked swaps or certain other commodity-linked derivatives would not be qualifying income. As a result, any income the Fund derives from direct investments in such commodity-linked swaps or certain other commodity-linked derivatives must be limited to a maximum of 10% of the Fund’s gross income in order for the Fund to satisfy this “source of income” requirement.

The Fund anticipates treating income and gain from a Subsidiary and from commodity-linked notes as qualifying income. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, support this result. However, there is a risk that the IRS could issue regulations or other guidance, or Congress could enact legislation, limiting the circumstances in which the income derived from the Fund’s investment in its Subsidiary or in certain commodity-linked structured notes will be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes.

Foreign currency transactions

In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayers functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Tax credit bonds

If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive foreign investment companies

The Fund may invest in shares of certain foreign investment entities that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income, and under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. If the Fund acquires such shares, it may be subject to U.S. federal income tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Fund may make a mark-to-market election for its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends”.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign taxes

Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Taxation of U.S. shareholders

Dividends and distributions

Dividends and other distributions by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. To the extent that the Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as “qualified dividend income,” which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (at a maximum rate of 20% for individuals).

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (ii) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of shares

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, 24% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Taxation of non-U.S. shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions reported by the Fund as capital gain dividends (the excess of net long-term capital gains over net short-term capital losses), exempt-interest dividends, interest related dividends or short-term capital gains dividends, or upon the sale or other disposition of shares of the Fund.

However, U.S. federal income and withholding tax may apply with respect to distributions to a foreign shareholder from the Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and redemptions of a foreign shareholder’s interest in the Fund, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

These rules, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLYA SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND THEIR SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

Independent registered public accounting firm and counsel

Ernst & Young LLP (“EY”), with principal offices at One Manhattan West, New York, New York 10001, served as the independent registered public accounting firm for the Fund for the fiscal years ended October 31, 2024 and 2025. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by EY and included herein in reliance upon a report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

On April 23, 2024, the Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, due to PwC’s ceasing to be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024. The Board’s decision to approve the dismissal of PwC was recommended by the audit committee of the Board.

Effective June 19, 2024, EY was engaged as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2024. The engagement of EY was previously approved by the Fund’s Board upon the recommendation of the audit committee of the Board.

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309, serves as counsel for the Fund and provides legal services for O’Connor Alternative Investments.

Northern Lights Compliance Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides certain compliance administrative services to the Fund.

Miscellaneous

As of March 16, 2026, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund’s outstanding shares were as follows:

FUND	NAME AND ADDRESS	PERCENT OWNED AS OF March 16, 2026
Commodity Return Strategy Fund (Class A)	John Hancock Trust Company LLC 200 Berkeley St, Ste 7 Boston, MA 02116-5038	48.60%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	8.14%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.06%

Commodity Return Strategy Fund (Class C)	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	59.10%

	Raymond James Omnibus for Mutual Funds 880 Carillon PKWY Saint Petersburg, FL 33716-1100	10.14%

	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza Fl 12 New York, NY 10004-1965	7.99%

	Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	6.90%

Financial statements

The Fund’s audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference. The Fund will furnish without charge a copy of the Fund’s Annual Report upon request by calling the Fund at 855-922-6867.

Appendix A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale:

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk. Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale:

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations. NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings:

Description of Moody’s Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits.

These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale:

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale:

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings:

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*:

AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus () sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings:

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings:

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales:

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations.

However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an (e.g. ‘bbb+’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA. Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B. Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC. Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC. Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C. Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1. Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3. Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B. Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C. High Short-Term Default Risk. Default is a real possibility.

RD. Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D. Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B

O’Connor Alternative Investments, LLC Proxy Voting Policy

U.S. regulators have voiced concern that an investment adviser’s authority to vote proxies relating to equity securities on behalf of their clients gives these advisers significant ability collectively, and in many cases individually, to affect the outcome of shareholder votes and influence the governance of corporations. The regulators believe that advisers may be in a position to affect the future of corporations and, as a result, the future value of corporate securities held by their clients. As a result, in 2003 the SEC adopted a rule and rule amendments under the Advisers Act that address an investment adviser’s fiduciary obligation to its clients when the adviser has authority to vote their proxies. The Federal Securities Laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its client’s duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the adviser must cast the proxy votes in a manner consistent with the best interest of its client and must not subrogate client interests to its own.

In general, O’Connor investment professionals should not discuss their voting sentiment nor agree to vote on a particular matter with other affiliated or unaffiliated investment advisers or broker-dealers. This could trigger an aggregation requirement, and certain notifications and/or filings with the applicable stock exchange, and the issuer itself. Additionally, O’Connor could be subject to “insider status” and be subject to short-swing profit disgorgement. For the aforementioned reasons, any communication on proxy voting with any other firms, affiliated or unaffiliated, or within any other Cantor business unit, must be discussed with Compliance in advance of any substantive communication or agreement.

O’Connor and its affiliates are active participants in securities markets around the world. As a result of various lines of business, client relationships or investment activities, it is possible that actual or perceived conflicts of interest may arise between or among these groups. In order to mitigate such concerns, O’Connor has retained Institutional Shareholder Services (“ISS”), an unaffiliated company, and leader in corporate governance to assist in voting proxies on behalf of O’Connor’s clients. Representatives from the corporate actions department of O’Connor Product Support coordinate the voting of proxies. If an O’Connor portfolio manager disagrees with ISS’s recommended vote or believes that the voting of a particular proxy presents a conflict of interest that is not otherwise mitigated, then Compliance should be contacted before voting such proxies. O’Connor will retain records and support of any such deviation from ISS or conflict that required escalation and remediation, and these policies will be reviewed on a periodic basis.

B-1